Dreyfus Short Term
      Income Fund

      ANNUAL REPORT July 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            19   Statement of Financial Futures

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            23   Financial Highlights

                            24   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus Short Term

                                                                    Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Short Term Income Fund, covering the 12-month period from August 1, 2001 through July 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Although the stock market' s volatility has dominated the financial headlines lately, bonds have generally continued to produce relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as U.S. government securities, have generally rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and South Asia, and new disclosures of questionable accounting practices among U.S. corporations have generally hurt
bonds    that    are    credit    sensitive,    such   as   corporate   bonds.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so
far    in    2002,    should    improve    in    2003    and    2004.

Nonetheless, the short-term movements of stocks and bonds remain impossible to predict. In our view, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective and rational view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term Income Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2002, the fund achieved a total return of 1.46% .(1) In comparison, the fund's benchmark, the Merrill Lynch Corporate and Government (1-5 years) Index, achieved a total return of 7.28% for the same period.(2)

We attribute the bond market's good performance to low interest rates and an uncertain economic recovery. However, the fund's return lagged substantially behind that of its benchmark, primarily because of our relatively heavy emphasis on investment-grade and high yield corporate bonds, which were hurt by the September 11 terrorist attacks and more recent corporate accounting scandals.

What is the fund's investment approach?

The fund' s objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 80% of the fund must be invested in investment-grade bonds, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 20% of the fund may be invested in securities rated below investment grade, including emerging market securities. Average effective maturity and average effective duration are kept at three years or less.

When choosing investments for the fund, we evaluate four primary factors:

 *The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund' s average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high yield bonds.

* Credit and cash flow characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had slowed considerably, mainly because of a severe slowdown in corporate capital spending. The Federal Reserve Board (the "Fed" ) had already reduced short-term interest rates aggressively, benefiting the prices of most bonds, including most of those held by the fund. One notable exception was high yield corporate securities, which had declined to levels that appeared attractively valued to us. Accordingly, we increased the fund's holdings of high yield bonds in anticipation of an economic rebound.

This strategy was derailed with the September 11 terrorist attacks. Although some bonds bounced back quickly when the Fed continued to reduce interest rates, high yield securities generally languished as prospects for economic recovery were delayed into 2002. Soon after, corporate bonds suffered anew when the effects of Enron Corp.' s accounting scandal and bankruptcy spread to other industries and companies. During the first half of 2002, the entire corporate bond market was severely punished by negative investor sentiment, and bonds of companies tainted by even a hint of impropriety were hit hard. In fact, June 2002 represented one of the worst months on record for the high yield bond market.

Although the fund successfully avoided most of the severely affected companies -- such as Enron Corp., WorldCom, Inc., and Global Crossing -- it unfortunately held bonds from Adelphia Communications. Allegations that the cable television operator's founding family members had defrauded shareholders led to the com pany's bankruptcy. Although the fund's exposure to Adelphia Communications bonds was relatively small, these unexpected developments nonetheless hurt the fund's performance.

Weakness among corporate bonds was partially offset by positive results in other areas. Asset-backed securities performed particularly well when demand for high quality, income-oriented securities rose from investors seeking an alternative to stocks and high yield bonds. Similarly, the fund's mortgage-backed securities rallied strongly during the first half of 2002 when refinancing activity abated and investor demand surged. The fund benefited from these trends as we gradually increased our holdings of asset-backed and mortgage-backed securities during most of the reporting period.

What is the fund's current strategy?

The percentage of the fund' s assets allocated to high yield bonds gradually declined as individual bonds matured and principal was repaid in full. We reinvested that money in high quality bonds, including the debt securities of U.S. government agencies. In addition, because we expected low mortgage rates to cause a surge in refinancing activity, we recently reduced our exposure to residential mortgage-backed securities, focusing instead on commercial mortgage-backed bonds with strong income characteristics.

August 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS.

                                                             The Fund

FUND PERFORMANCE

                               Merrill
                               Lynch
               Dreyfus         Corporate
               Short           and
               Term            Government
PERIOD         Income          (1-5 Years)
               Fund            Index +

8/18/92        10,000          10,000
7/31/93        10,732          10,602
7/31/94        10,997          10,791
7/31/95        11,773          11,655
7/31/96        12,528          12,287
7/31/97        13,649          13,273
7/31/98        14,730          14,128
7/31/99        15,101          14,781
7/31/00        16,234          15,548
7/31/01        18,048          17,286
7/31/02        18,311          18,545

Comparison of change in value of $10,000 investment in Dreyfus Short Term Income Fund and the Merrill Lynch Corporate and Government (1--5 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 7/31/02

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                         8/18/92            1.46%              6.05%             6.27%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT TERM INCOME FUND ON 8/18/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH CORPORATE AND GOVERNMENT (1-5 YEARS) INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/92 IS USED AS THE BEGINNING VALUE ON 8/18/92. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY OF THREE YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING U.S. GOVERNMENT AND FIXED-COUPON DOMESTIC INVESTMENT-GRADE CORPORATE BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN FIVE YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT





STATEMENT OF INVESTMENTS

July 31, 2002

                                                                                              Principal
--------------------------------------------------------------------------------
BONDS AND NOTES--107.7%                                                                      Amount ($)                Value ($)
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.5%

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                     5,719,000                 6,035,078

AIRLINES--.3%

Airborne,

   Notes, 8.875%, 2002                                                                        2,300,000                 2,331,487

Northwest Airlines,

   Gtd. Notes, 8.875%, 2006                                                                     268,000                  210,380

U.S. Airways,

  Enhanced Equipment Notes,

   Cl. C, 8.93%, 2009                                                                         1,092,319  (a)             710,008

                                                                                                                       3,251,875

ASSET-BACKED CTFS.--1.4%

ACAS Business Loan Trust,

   Ser. 2002-1A, Cl. B, 3.34%, 2012                                                           6,000,000  (b,c)         6,000,000

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            9,700,000  (b)          10,057,658

                                                                                                                      16,057,658

ASSET-BACKED CTFS.--CREDIT CARDS--1.6%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A. 6.23%, 2007                                                            7,730,000                7,905,773

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            9,800,000  (b)          10,440,063

                                                                                                                      18,345,836

ASSET-BACKED CTFS.--EQUIPMENT--.9%

Aircraft Lease Portfolio Securitization 1996-1,

  Pass-Through Trust,

   Cl. D, 12.75%, 2006                                                                        3,656,077                  182,804

Fidelity Equpiment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                           3,463,704  (b)           3,541,637

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 2.462%, 2015                                                          6,830,866  (b,c)         6,828,732

                                                                                                                      10,553,173

ASSET-BACKED CTFS.--HOME EQUITY LOANS--10.5%

Advanta Mortgage Loan Trust,

   Ser. 1996-1, Cl. A6, 6.73%, 2023                                                             524,461                  530,812

Chase Funding Loan Acquisition Trust,

   Ser. 2001-AD1, Cl. 1A2, 4.058%, 2017                                                       1,450,000                1,467,672

Chase Funding Mortgage Loan,

   Ser. 2001-3, Cl. 1A6, 5.832%, 2013                                                        10,525,250               10,940,915

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
--------------------------------------------------------------------------------

ASSET-BACKED CTFS.--HOME EQUITY LOANS (CONTINUED)

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            4,921,345                5,039,358

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                             896,604                  898,753

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           5,831,025                5,963,526

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           8,000,000                8,810,240

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                          4,477,599                4,504,742

Countrywide Home Loans Servicing,

   Ser. 2002-S2, Cl. A5, 5.478%, 2017                                                         9,431,000                9,607,831

EQCC Home Equity Loan Trust,

   Ser. 1998-1, Cl. A4F, 6.45%, 2021                                                          7,776,790                7,934,960

GE Capital Mortgage Services,

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                        8,231,765                8,664,427

Green Tree Home Improvement Loan Trust:

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                             9,471                    9,567

   Ser. 1999-B, Cl. A1, 7.11%, 2026                                                           2,146,793                2,260,635

   Ser. 1999-B, Cl. A2, 7.11%, 2026                                                           2,121,822                2,227,107

INDYMAC Home Equity Loan Trust,

   Ser. 2001-A, Cl. AF4, 6.607%, 2029                                                         5,000,000                5,184,200

Residential Asset Securities,

   Ser. 2001-KS1, Cl. AI4, 6.374%, 2029                                                       4,000,000                4,198,480

Residential Funding Mortgage Securities II:

   Ser. 1998-HI2, Cl. A5, 6.81%, 2024                                                         5,700,000                6,067,062

   Ser. 2002-HS1, Cl. A3, 4.7%, 2016                                                         12,433,000               12,708,857

The Money Store Home Equity Trust:

   Ser. 1996-C, Cl. A14, 7.785%, 2022                                                        10,000,000  (b)          10,278,637

   Ser. 1997-B, Cl. A8, 6.9%, 2038                                                           10,224,281               10,683,207

                                                                                                                     117,980,988

AUTO LOAN--1.2%

Navistar Financial Corp. Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                            5,589,295                5,815,131

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           6,796,000                7,272,234

                                                                                                                      13,087,365

AUTO MANUFACTURING--1.7%

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     8,710,000                8,660,135

GMAC:

   Notes, 3.75%, 2003                                                                         7,500,000  (c)           7,529,805

   Notes, 6.125%, 2006                                                                        3,247,000                3,273,064

                                                                                                                      19,463,004


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

AUTO PARTS--.5%

TRW,

   Notes, 6.625%, 2004                                                                        5,000,000                5,266,945

BANKING--.5%

MBNA,

   Sr. Notes, 6.15%, 2003                                                                     5,000,000                5,172,985

BROKERAGE--.0%

Lehman Brothers Holdings,

   Notes, 6.625%, 2004                                                                          475,000                  501,930

BUILDING MATERIALS--.9%

American Standard,

   Sr. Notes, 7.625%, 2010                                                                      268,000                  274,700

York International,

   Sr. Notes, 6.625%, 2006                                                                    9,263,000                9,877,035

                                                                                                                      10,151,735

CABLE & MEDIA--2.8%

Adelphia Communications:

   Sr. Notes, 10.875%, 2010                                                                     268,000  (d)              83,080

   Sr. Notes, Ser. B, 8.125%, 2003                                                            8,515,000  (d)           2,639,650

CSC Holdings,

   Sr. Deb., Ser. B, 8.125%, 2009                                                               268,000                  217,412

Charter Communication Holdings/Capital:

   Sr. Notes, 10%, 2009                                                                         268,000                  168,840

   Sr. Notes, 10.75%, 2009                                                                    2,000,000                1,290,000

Fox Kids Worldwide,

   Sr. Notes, 10.25%, 2007                                                                    7,238,960                7,673,298

Fox/Liberty Networks,

   Sr. Notes, 8.875%, 2007                                                                    9,095,000                9,527,012

TCI Communications,

   Sr. Notes, 6.875%, 2006                                                                   10,000,000                9,676,250

                                                                                                                      31,275,542

CHEMICALS--.3%

Lyondell Chemical,

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                         268,000                  251,250

Union Carbide Chemicals,

   Gtd. Global Notes, 6.75%, 2003                                                             2,915,000                2,960,165

                                                                                                                       3,211,415

COMMERCIAL LEASE--1.2%

Bosque Asset,

   Asset-Backed Ctfs., 7.66%, 2007                                                              262,668  (b)             131,334

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)              Value ($)
--------------------------------------------------------------------------------

COMMERCIAL LEASE (CONTINUED)

Office Portfolio Trust,

   Mortgage Pass-Through Ctfs.,
   Ser. 2001-HRPA, Cl. A1, 6.151%, 2016                                                      12,113,155  (b)          12,881,583

                                                                                                                      13,012,917

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--22.2%

277 Park Avenue Finance Corp.,

   Ser. 1997-C1, Cl. A1, 7.58%, 2012                                                          8,540,030  (b)           9,372,979

Banc of America Large Loans:

   Ser. 2001-116A, Cl. C, 2.59%, 2025                                                         7,000,000  (b.c)         6,934,375

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         9,000,000  (b)           9,593,086

   Ser. 2002-FL1A, Cl. E, 3.24%, 2014                                                        11,730,000  (b.c)        11,730,000

Banc of America Structured Notes,

   Ser. 2002-1A, Cl. B, 6.343%, 2014                                                         12,700,000  (b.c)        11,571,097

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                       18,739,048               19,850,461

COMM,

   Ser. 2000-FL2A, Cl. E, 2.83%, 2011                                                        10,150,000  (b.c)        10,141,857

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                        18,146,349               19,276,408

   Ser. 2001-TFLA, Cl. G, 3.051%, 2011                                                       16,500,000  (b.c)        16,149,045

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                         13,277,733               14,406,156

Commerical Mortgage Pass-Through Cfts.,

   Ser. 2001-ZC1A, Cl. A, 6.355%, 2006                                                        9,909,437  (b)          10,305,814

DLJ Mortgage Acceptance,

   Ser. 1994-MF11, Cl. B1, 8.1%, 2004                                                         5,971,992                5,967,154

First Union National Bank Commercial Mortgage Trust,

   Ser. 2001-C2, Cl. A1, 6.204%, 2043                                                        12,150,311               12,943,878

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                       13,862,661  (b)          13,898,942

LB-UBS Commercial Mortgage Trust,

   Ser. 2001-C3, Cl. A2, 6.365%, 2028                                                        10,000,000               10,614,030

Morgan Stanley Dean Witter Capital I:

   Ser. 2001-XLF, Cl. F, 3.779%, 2013                                                         8,155,712  (b.c)         8,085,981

   Ser. 2002-HQ, Cl. A1, 4.59%, 2034                                                         21,479,922               22,085,684

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         8,676,356                9,408,050

Sasco Floating Rate Commercial Mortgage,

   Ser. 2000-C2, Cl. K, 3.59%, 2009                                                           2,898,480  (b.c)         2,897,574

TIAA Real Estate Securitization,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            7,378,497  (b)           7,942,214


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Trizechahn Office Properties Trust:

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                       9,775,000  (b)          10,109,107

   Ser. 2001-TZHA, Cl. A3, 6.211%, 2013                                                       5,900,000  (b)           6,278,106

                                                                                                                     249,561,998

CONGLOMERATES--.4%

Tyco International Group S.A.,

   Gtd. Notes, 5.8%, 2006                                                                     5,914,000                4,587,939

CONSUMER GOODS--.2%

Newell Rubbermaid,

   Notes, 6%, 2007                                                                            2,150,000                2,270,462

ELECTRIC & GAS UTILITIES--2.5%

CMS Energy,

   Sr. Notes, 7.5%, 2009                                                                        268,000                  169,066

Calpine:

   Sr. Notes, 7.625%, 2006                                                                    4,585,000                2,475,900

   Sr. Notes, 8.625%, 2010                                                                      268,000                  135,340

Cinergy,

   Deb., 6.25%, 2004                                                                          5,519,000                5,686,016

Dominion Resources,

   Notes, 3.875%, 2004                                                                        5,400,000                5,397,797

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             2,216,000                  897,480

NRG Energy,

   Sr. Notes, 6.75%, 2006                                                                     2,820,000                  521,700

NRG Northeast Generating,

   Gtd. Sr. Bonds,
   Ser. A-1, 8.065%, 2004                                                                     1,581,250                1,347,884

Niagara Mohawk Power,

   Sr. Notes, Ser. G, 7.75%, 2008                                                               268,000                  303,564

PSEG Energy Holdings,

   Sr. Notes, 10%, 2009                                                                         268,000                  183,115

Southern Co. Capital Funding,

   Gtd. Sr. Notes, Ser. A, 5.3%, 2007                                                         4,765,000                4,950,721

TXU,

   Sr. Notes, Ser. J, 6.375%, 2006                                                            5,818,000                5,521,916

                                                                                                                      27,590,499

ELECTRONICS--.0%

Flextronics International,

   Sr. Sub. Notes, 9.875%, 2010                                                                 268,000                  272,020

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

ENVIRONMENTAL--.0%

Allied Waste N.A.,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                            268,000                  242,540

FINANCIAL--5.4%

CIT Group:

   Notes, 5.625%, 2003                                                                        1,000,000                  997,562

   Sr. Notes, 6.15%, 2002                                                                       600,000                  600,659

Capital One Financial,

   Notes, 7.25%, 2003                                                                         7,940,000                7,313,701

Household Finance,

   Notes, 5.75%, 2007                                                                         9,650,000                9,359,390

IOS Capital,

   Notes, 9.75%, 2004                                                                         4,240,000                4,277,062

Monumental Global Funding II,

   Notes, 6.95%, 2003                                                                         8,000,000  (b)           8,409,576

Sun Canada Financial,

   Gtd. Bonds, 6.625%, 2007                                                                   9,440,000  (b)          10,223,378

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                     3,900,000  (b)           3,935,096

Textron Financial,

   Medium-Term Notes, Ser. E, 3.39%, 2003                                                     5,375,000  (c)           5,351,151

USA Education,

   Medium-Term Notes, Ser. A, 5.625%, 2007                                                    9,640,000               10,204,817

                                                                                                                      60,672,392

FOOD-PROCESSING--1.4%

Kraft Foods,

   Notes, 5.25%, 2007                                                                         9,500,000                9,928,460

Tyson Foods,

   Sr. Notes, 6.625%, 2004                                                                    5,900,000                6,215,750

                                                                                                                      16,144,210

GAMING/LODGING--.0%

Park Place Entertainment,

   Sr. Sub. Notes, 8.875%, 2008                                                                 268,000                  272,690

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                 268,000                  284,080

                                                                                                                         556,770

GAS PIPELINES--.1%

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                             3,839,000  (b,d)           575,850

HEALTH CARE--.7%

American Home Products,

   Notes, 5.875%, 2004                                                                          925,000                  948,051


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Humana,

   Sr. Notes, 7.25%, 2006                                                                     5,995,000                6,391,509

                                                                                                                       7,339,560

LEASING--1.3%

Bombardier Capital:

   Notes, 5.625%, 2003                                                                        4,425,000  (b)           4,514,642

   Notes, Ser. A, 6.125%, 2006                                                                2,747,000  (b)           2,882,295

International Lease Finance,

   Notes, 5.75%, 2007                                                                         6,480,000                6,769,047

                                                                                                                      14,165,984

LIFE INSURANCE--.0%

Conseco,

   Gtd. Notes, 6.8%, 2007                                                                     2,499,000  (b)             499,800

MACHINERY--.3%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                 3,019,000                2,952,340

MINING AND METALS--.5%

Newmont Mining,

   Sr. Deb., 8.375%, 2005                                                                     5,000,000                5,352,010

MORTGAGE BANKING--2.7%

Countrywide Home Loans:

   Gtd. Medium-Term Notes, Ser. J, 5.5%, 2006                                                 7,500,000                7,761,255

   Gtd. Medium-Term Notes, Ser. K, 5.625%, 2007                                               4,900,000                5,102,296

IMPAC Secured Asset Owner Trust:

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           7,000,000                7,518,438

   Ser. 2000-5, Cl. A6, 6.92%, 2030                                                           9,680,000               10,144,338

                                                                                                                      30,526,327

OIL & GAS--1.6%

Petroleum Geo-Services,

   Bonds, 6.25%, 2003                                                                         2,000,000                  980,268

Transocean Sedco Forex,

   Notes, 6.75%, 2005                                                                         7,000,000                7,520,744

Triton Energy,

   Sr. Notes, 9.25%, 2005                                                                     4,507,000                4,963,334

Valero Energy,

   Notes, 7.375%, 2006                                                                        4,000,000                4,377,656

                                                                                                                      17,842,002

PAPER & FOREST PRODUCTS--.4%

Fort James,

   Sr. Notes, 6.625%, 2004                                                                    4,710,000                4,410,345

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

PROPERTY-CASUALTY INSURANCE--1.0%

ACE INA Holdings,

   Gtd. Sr. Notes, 8.2%, 2004                                                                 4,000,000                4,351,356

CNA Financial,

   Notes, 6.5%, 2005                                                                          5,300,000                5,186,135

Nationwide Mutual Insurance,

   Surplus Notes, 6.5%, 2004                                                                  1,800,000  (b)           1,883,891

                                                                                                                      11,421,382

PUBLISHING--.5%

Thomson,

   Bonds, 5.75%, 2008                                                                         5,165,000                5,286,491

RAILROADS--.1%

Norfolk Southern,

   Sr. Floating Rate Notes, 2.43%, 2003                                                       1,000,000  (c)           1,001,157

REAL ESTATE INVESTMENT TRUST--7.4%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            6,850,000                6,801,228

Highwoods,

   Exercisable Put Option Securities, 7.19%, 2004                                             4,870,000                5,020,614

Highwoods/Forsyth,

   Notes, 6.75%, 2003                                                                         7,500,000  (b)           7,834,200

Mack-Cali Realty,

   Notes, 7%, 2004                                                                            4,920,000                5,174,423

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                   11,575,000               12,309,862

Post Apartment Homes,

   Notes, 7.25%, 2003                                                                         1,345,000                1,392,886

ProLogis Trust,

   Sr. Notes, 6.7%, 2004                                                                     11,805,000               12,353,224

Simon Debartolo Group,

   Gtd. Notes, 6.75%, 2004                                                                    3,875,000                4,094,430

Simon Property Group,

   Notes, 6.625%, 2003                                                                        5,650,000                5,811,194

Summit Properties Partnership,

   Notes, 6.625%, 2003                                                                        1,400,000                1,452,920

Susa Partnership,

   Notes, 7.125%, 2003                                                                        6,315,000                6,646,582

TriNet Corporate Realty Trust,

   Dealer Remarketable Securities, 6.75%, 2003                                                3,825,000                3,831,560


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST (CONTINUED)

United Dominion Realty Trust:

   Medium-Term Notes, Ser. A, 7.95%, 2006                                                     4,855,000                5,303,719

   Medium-Term Notes, Ser. B, 7.67%, 2004                                                     5,120,000                5,337,600

                                                                                                                      83,364,442

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--6.4%

Chase Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        5,825,000  (b,c)         6,111,182

GE Capital Mortgage Services,

   Ser. 1996-12, Cl. M, 7.25%, 2011                                                             920,152                  933,224

Norwest Asset Securities,

   Ser. 1999-11, Cl. A17, 6.75%, 2029                                                         7,255,124                7,411,290

Residential Funding Mortgage Securities II,

   Ser. 2002-HI2, Cl. AI2, 4.56%, 2011                                                        9,000,000                9,192,814

Washington Mutual Mortgage Securities:

   Ser. 2002-AR4, Cl. A4, 5.04%, 2032                                                        28,000,000  (c)          28,750,221

   Ser. 2002-AR7, Cl. A1B, 5.51%, 2032                                                       19,287,296  (c)          19,618,796

                                                                                                                      72,017,527

RETAIL STORES--1.4%

Delhaize America,

   Gtd. Notes, 7.375%, 2006                                                                   5,000,000                5,233,980

Dillard's:

   Notes, 6.125%, 2003                                                                        2,000,000                1,965,440

   Reset Put Securities, 6.31%, 2002                                                          8,000,000                8,000,000

                                                                                                                      15,199,420

SERVICES--.4%

Computer Sciences,

   Notes, 6.75%, 2006                                                                         3,492,000                3,737,774

United Rentals,

   Gtd. Sr. Sub. Notes, Ser. B, 9%, 2009                                                        268,000                  242,540

                                                                                                                       3,980,314

STRUCTURED INDEX--.6%

HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                        7,250,000  (e)           6,531,163

TAX LIEN TRUSTS--.3%

NYCTL Trust,

  Tax Lien Collateralized Bonds,

   Ser. 2000-AA, Cl. C, 8.11%, 2008                                                           3,720,911  (b)           3,772,074

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

TELECOMMUNICATIONS--3.5%

AT&T,

   Sr. Notes, 6.5%, 2006                                                                      9,882,000  (b)           9,002,294

AT&T Wireless Services,

   Sr. Notes, 6.875%, 2005                                                                    1,700,000                1,343,925

Citizens Communications,

   Sr. Notes, 6.375%, 2004                                                                    9,457,000  (b)           8,068,637

Credit-Backed Steers Trust,

  Ser. 2001 Trust Ctfs.,

   Ser. VZ-1, 5.565%, 2005                                                                   10,355,000  (b)           9,461,881

Crown Castle International,

   Sr. Notes, 10.75%, 2011                                                                      268,000                  182,240

Motorola,

   Notes, 6.75%, 2006                                                                         6,800,000                6,350,513

Telewest Communications,

   Sr. Notes, 9.875%, 2010                                                                      268,000                   71,020

Tritel PCS,

   Sr. Sub. Notes, 10.375%, 2011                                                              5,000,000                4,250,000

                                                                                                                      38,730,510

TEXTILES & APPAREL--.4%

Mohawk Industries,

   Notes, 6.5%, 2007                                                                          4,220,000                4,506,002

TOBACCO--.4%

R.J. Reynolds Tobacco Holdings,

   Gtd. Notes, 6.5%, 2007                                                                     4,355,000                4,573,325

U.S. GOVERNMENT--3.1%

U.S. Treasury Inflation Protection Securities,

   3.875%, 1/15/2009                                                                         26,794,000  (f)          31,702,411

U.S. Treasury Notes,

   4.375%, 5/15/2007                                                                          3,375,000                3,510,000

                                                                                                                      35,212,411

U.S. GOVERNMENT AGENCIES--4.0%

Federal Home Loan Mortgage Corp.:

   Notes, 4%, 9/27/2004                                                                       2,750,000                2,784,191

   Notes, 4.5%, 7/23/2007                                                                    36,015,000               36,555,225

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          4,950,000  (f)           5,807,508

                                                                                                                      45,146,924


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--14.2%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                       5,748,000  (g)           5,911,416

   7.073%, 8/1/2030                                                                             688,835  (c)             720,901

   7.166%, 9/1/2030                                                                             470,225  (c)             494,747

   Multiclass Mortgage Participation Cfts., REMIC:

      Ser. 1798, Cl. G, 6.5%, 11/15/2023                                                        560,764                  568,189

      (Interest Only Obligation):

         Ser. 1987, Cl. PI, 7%, 9/15/2012                                                     1,238,761  (h)             177,242

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                     4,792,109  (h)             451,465

         Ser. 2048, Cl. PJ, 7%, 4/15/2028                                                     3,377,511  (h)             535,124

         Ser. 2108, Cl. TI, 6.5%, 6/15/2025                                                   5,836,446  (h)             684,040

         Ser. 2114, Cl. JH, 6%, 6/15/2021                                                     5,512,331  (h)             444,432

         Ser. 2116, Cl. JI, 6.5%, 6/15/2025                                                   4,699,411  (h)             359,799

         Ser. 2129, Cl. IA, 6.5%, 6/15/2024                                                   3,730,769  (h)             462,902

         Ser. 2349, Cl. NO, 6.5%, 4/15/2016                                                   7,814,153  (h)             461,523

         Ser. 2407, Cl. DI, 6%, 12/15/2021                                                    9,673,554  (h)           1,124,551

         Ser. 2420, Cl. PI, 6.5%, 11/15/2016                                                 13,268,907  (h)           1,095,213

Federal National Mortgage Association:

   5.759%, 2/1/2029                                                                           1,461,556  (c)           1,518,133

   6.5%                                                                                      34,367,000  (g)          35,312,093

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1994-36, Cl. U, 6.5%, 2/25/2024                                                   13,307,464               13,347,120

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                   1,952,815                1,987,302

      (Interest Only Obligation):

         Ser. 1997-56, Cl. PM, 7%, 6/28/2026                                                  1,431,886  (h)             138,836

         Ser. 2001-10, Cl. IO, 6%, 5/25/2025                                                  1,871,406  (h)             230,913

         Ser. 2001-27, Cl. BI, 6.5%, 8/25/2029                                                4,117,161  (h)             513,492

         Ser. 2001-72, Cl. IA, 6%, 3/25/2030                                                  2,722,185  (h)             489,568

   Whole Loan,

      Ser. 2001-W4, Cl. AF3, 4.034%, 8/25/2029                                               11,090,000               11,176,641

Government National Mortgage Association I:

   6.5%                                                                                       9,678,000  (g)           9,968,340

   7%                                                                                        32,209,000  (g)          33,628,129

   Project Loan,

      8%, 9/15/2008                                                                           1,593,320                1,690,401

Government National Mortgage Association II:

   5.25%, 4/20/2030                                                                           2,076,709                2,098,774

   7%                                                                                        12,750,000  (g)          13,275,938

   7%, 12/20/2030-4/20/2031                                                                     613,860                  640,520

   7.5%                                                                                      10,300,000  (g)          10,850,329

   7.5%, 11/20/2029-12/20/2030                                                                  603,044                  636,019

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association II (continued):

   Ser. 2002-5, Cl. IA, 6.5%, 12/16/2024
      (Interest Only Obligation)                                                             27,683,885  (h)           1,639,405

   Ser. 2002-7, Cl. PQ, 5.5%, 6/20/2025                                                       6,000,000                6,198,750

                                                                                                                     158,832,247

YANKEE--.0%

Republic of Argentina,

   Deb., 11.25%, 2004                                                                               500  (d)                  68

TOTAL BONDS AND NOTES

   (cost $1,217,788,572)                                                                                           1,208,506,951
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.3%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT;

Paxson Communications,

  Cum., $1,325

   (cost $5,867,375)                                                                                596                3,576,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.4%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--.2%

San Paolo IMI,

   1.83%, 8/1/2002                                                                            1,645,000                1,645,000

U.S. TREASURY BILLS--.2%

   1.81%, 8/15/2002                                                                             200,000  (i)             199,870

   1.89%, 11/29/2002                                                                          2,420,000  (i)           2,406,835

                                                                                                                       2,606,705

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,250,269)                                                                                                   4,251,705
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,227,906,216)                                                          108.4%            1,216,334,656

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (8.4%)             (94,650,440)

NET ASSETS                                                                                       100.0%            1,121,684,216

(A) SUBSEQUENT TO 7/31/2002, THIS SECURITY BECAME NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2002,
THESE SECURITIES AMOUNTED TO $272,344,618 OR 24.3% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  PARTIALLY OR WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL
FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

July 31, 2002

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                              Contracts           Contracts ($)                Expiration         at 7/31/2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 Year Notes                        2,000             220,656,250            September 2002            (6,312,703)

U.S. Treasury 10 Year Notes                         178              19,688,469            September 2002              (125,156)

                                                                                                                     (6,437,859)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

July 31, 2002

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,227,906,216  1,216,334,656

Cash                                                                  4,506,004

Receivable for investment securities sold                            13,688,317

Interest receivable                                                  11,813,584

Receivable for shares of Common Stock subscribed                      1,377,105

Paydowns receivable                                                     491,650

Prepaid expenses                                                         74,891

                                                                  1,248,286,207
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           749,602

Payable for investment securities purchased                         120,341,143

Payable for shares of Common Stock redeemed                           3,746,617

Payable for futures variation margin--Note 4                          1,593,469

Accrued expenses                                                        171,160

                                                                    126,601,991
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,121,684,216
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,165,242,441

Accumulated undistributed investment income--net                        488,421

Accumulated net realized gain (loss) on investments                 (26,037,227)

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($6,437,859) net unrealized

  (depreciation) on financial futures]                              (18,009,419)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,121,684,216
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      95,941,069

NET ASSET VALUE, offering and redemption price per share ($)              11.69

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended July 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            62,751,098

Dividends                                                              688,800

TOTAL INCOME                                                        63,439,898

EXPENSES:

Management fee--Note 3(a)                                            5,193,794

Shareholder servicing costs--Note 3(b)                               2,788,294

Custodian fees--Note 3(b)                                              113,304

Professional fees                                                       51,745

Prospectus and shareholders' reports                                    44,923

Registration fees                                                       27,471

Directors' fees and expenses--Note 3(c)                                 24,405

Interest expense--Note 2                                                12,157

Miscellaneous                                                           10,085

TOTAL EXPENSES                                                       8,266,178

INVESTMENT INCOME--NET                                              55,173,720
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,985,811)

Net realized gain (loss) on financial futures                       (6,379,049)

NET REALIZED GAIN (LOSS)                                           (11,364,860)

Net unrealized appreciation (depreciation) on investments [including

  ($5,409,188) net unrealized (depreciation) on financial futures] (29,570,177)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (40,935,037)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,238,683

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended July 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         55,173,720            36,264,013

Net realized gain (loss) on investments       (11,364,860)            5,330,286

Net unrealized appreciation
   (depreciation) on investments              (29,570,177)           17,136,965

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,238,683            58,731,264
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (58,434,746)         (36,333,619)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold               1,039,502,675          622,439,317

Dividends reinvested                           48,797,786           29,417,128

Cost of shares redeemed                      (728,965,030)        (295,802,095)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            359,335,431          356,054,350

TOTAL INCREASE (DECREASE) IN NET ASSETS       315,139,368          378,451,995
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           806,544,848          428,092,853

END OF PERIOD                               1,121,684,216          806,544,848

Undistributed investment income--net              488,421              136,891
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    86,809,184           51,853,078

Shares issued for dividends reinvested          4,092,630            2,453,049

Shares redeemed                               (61,142,910)         (24,724,365)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  29,758,904           29,581,762

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended July 31,
                                                              ---------------------------------------------------------------------

                                                              2002(a)           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.19          11.70          11.63          12.12         12.03

Investment Operations:

Investment income--net                                         .64(b)            .77            .71            .76           .84

Net realized and unrealized

   gain (loss) on investments                                   (.47)            .50            .07           (.47)          .08

Total from Investment Operations                                 .17            1.27            .78            .29           .92

Distributions:

Dividends from investment income--net                           (.67)          (.78)           (.71)          (.78)         (.83)

Net asset value, end of period                                 11.69          12.19           11.70          11.63         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                1.46          11.17            7.50           2.52          7.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         .80            .84             .84            .87           .87

Ratio of interest expense
   to average net assets                                       .00(c)         .00(c)         .00(c)        .00(c)            .02

Ratio of net investment income

   to average net assets                                        5.31           6.46            6.64           6.54          7.01

Portfolio Turnover Rate                                       220.23         322.69          272.46         204.98        185.77
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      1,121,684        806,545         428,093        358,444       358,726

(A)  AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS
CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME
PER SHARE BY $.04 AND INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 5.62% TO 5.31%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term Income Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a direct subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are
carried    at    fair    value

as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $29,469 during the period ended July 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At July 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $709,969, accumulated capital losses $15,067,415 and unrealized depreciation $12,985,179. In addition, the fund had $17,152,449 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2002. If not applied, $1,643,654 of the carryover expires in fiscal 2004, $1,314,223 expires in fiscal 2005, $1,818,379 expires in fiscal 2007, $5,887,866 expires in fiscal 2008 and $4,403,293 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended July 31, 2002 and July 31, 2001, were as follows: ordinary income $58,434,746 and $36,333,619, respectively.

During the period ended July 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,929,457, decreased accumulated net realized gain (loss) on investments by $2,950,146 and decreased paid-in capital by $979,311. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2002 was approximately $546,800, with a relative weighted average annualized interest of 2.22%.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .20 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2002, the fund was charged $2,077,518 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2002, the fund was charged $427,039 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2002, the fund was charged $113,304 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for
telephone    meetings.    These    fees
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities and financial futures, during the period ended July 31, 2002, amounted to $2,834,461,109 and $2,397,673,143, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2002, are set forth in the Statement of Financial Futures.

At July 31, 2002, the cost of investments for federal income tax purposes was $1,229,319,835; accordingly, accumulated net unrealized depreciation on investments was $12,985,179, consisting of $23,829,217 gross unrealized appreciation and $36,814,396 gross unrealized depreciation.


NOTE 5--Change in Accounting Principle:

As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to August 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $316,901 decrease in accumulated undistributed investment income-net and a corresponding $316,901 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on July 31, 2001.

The effect of this change for the period ended July 31, 2002 was to decrease net investment income by $3,198,055, increase net unrealized appreciation
(depreciation) by $619,986 and increase net realized gains (losses) by $2,578,069. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Short Term Income Fund (one of the series comprising Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term Income Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

New York, New York

September 10, 2002



IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 1.17% of the ordinary dividends paid during the fiscal year ended July 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Lucy Wilson Benson (74)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Benson and Associates, consultants to business and government, President

* The Citizens Network for Foreign Affairs, Vice Chairman

* The International Executive Services Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                                --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Whitney I. Gerard (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of the New York City law firm of Chadbourne & Parke LLP.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16


Arthur A. Hartman (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barings Management) and New Russia Fund, Chairma

* Advisory Council to Barrings-Vostok

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

George L. Perry (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution Economist and Senior Fellow

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since March 1981.


NOTES




                      For More Information

                        Dreyfus Short Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  083AR0702

      Dreyfus
      Intermediate
      Term Income Fund

      ANNUAL REPORT July 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            20   Statement of Financial Futures

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            25   Financial Highlights

                            27   Notes to Financial Statements

                            36   Report of Independent Auditors

                            37   Important Tax Information

                            38   Board Members Information

                            40   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2001 through July 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Although the stock market' s volatility has dominated the financial headlines lately, bonds have generally continued to produce relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as U.S. government securities, have generally rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and South Asia, and new disclosures of questionable accounting practices among U.S. corporations have generally hurt
bonds    that    are    credit    sensitive,    such   as   corporate   bonds.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so
far    in    2002,    should    improve    in    2003    and    2004.

Nonetheless, the short-term movements of stocks and bonds remain impossible to predict. In our view, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective and rational view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

August 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform relative to its benchmark

For the 12-month period ended July 31, 2002, the fund's Investor shares achieved a total return of 0.64% and its Institutional shares achieved a total return of 0.81%.(1) In comparison, the fund's benchmark, the Merrill Lynch Domestic Master
Index,   achieved   a   total   return   of   7.59%  for  the  same  period.(2)

We attribute the bond market's good performance to low interest rates and an uncertain economic recovery. However, the fund's returns lagged substantially behind that of its benchmark, primarily because of our relatively heavy emphasis on investment-grade and high yield corporate bonds, which were hurt by the September 11 terrorist attacks and more recent corporate accounting scandals.

What is the fund's investment approach?

The fund' s objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 80% of the fund must be invested in investment-grade bonds, including U.S. government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 20% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund' s average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high yield bonds.

* Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had slowed considerably, mainly because of a severe slowdown in corporate capital spending. The Federal Reserve Board (the "Fed" ) had already reduced short-term interest rates aggressively, benefiting the prices of most bonds, including many of those held by the fund. One notable exception was high yield corporate securities, which had declined to levels that appeared attractively valued to us. Accordingly, we increased the fund's holdings of high yield bonds in anticipation of an economic rebound.

This strategy was derailed with the September 11 terrorist attacks. Although some bonds bounced back quickly when the Fed continued to reduce interest rates, high yield securities languished as prospects for economic recovery were delayed into 2002. Soon after, corporate bonds generally suffered anew when the effects of Enron Corp.' s accounting irregularities and bankruptcy spread to other companies. In fact, June 2002 was one of the worst months on record for high
yield    securities.

Although the fund successfully avoided the most severely affected companies, negative investor sentiment and the uncertain pace of economic recovery punished the entire corporate bond market. The fund' s high yield bonds actually experienced relatively few bankruptcies, which we attribute to our focus on fundamentally strong industrial companies in the aerospace, automobile and consumer goods industry groups. However, because of our relatively heavy emphasis on high yield bonds, the fund's performance suffered in comparison to its benchmark.

In contrast to the adverse effects of its corporate bond holdings, the fund benefited from its relatively heavy exposure to asset-backed securities. These
investments    performed    particularly    well    when    demand    for

high quality, income-oriented securities rose from investors seeking an alternative to stocks and corporate bonds. Similarly, the fund's mortgage-backed securities rallied strongly during the first half of 2002 when refinancing activity abated and investor demand surged. The fund benefited from these trends as we gradually increased our holdings of asset-backed and mortgage-backed securities during most of the reporting period.

What is the fund's current strategy?

We have not increased the fund's exposure to high yield bonds in the current market environment. In fact, the percentage of the fund's assets allocated to high yield bonds declined modestly as individual bonds matured and principal was
repaid    in    full.

In addition, because we expect low mortgage rates to cause another surge in refinancing activity, we recently reduced our exposure to residential mortgage-backed securities issued by U.S. government agencies, focusing instead on commercial mortgage-backed bonds and asset-backed securities with strong income characteristics. We also recently established modest positions in foreign bonds, especially from Germany. These securities have already contributed positively to performance, as German bond prices have risen and currency fluctuations have been favorable for U.S. investors.

August 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund

FUND PERFORMANCE

              Dreyfus
              Intermediate
              Term             Merrill
              Income           Lynch
              Fund             Domestic
PERIOD        (Investor        Master
              shares)          Index *

2/2/96        10,000           10,000
7/31/96       10,151           9,834
7/31/97       11,846           10,895
7/31/98       13,141           11,765
7/31/99       13,690           12,053
7/31/00       14,929           12,767
7/31/01       16,890           14,383
7/31/02       16,999           15,474


Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Investor shares and the Merrill Lynch Domestic Master Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 7/31/02

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                              2/2/96             0.64%              7.49%             8.52%

INSTITUTIONAL SHARES                                         5/31/01            0.81%               --               2.54%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INVESTOR SHARES OF DREYFUS INTERMEDIATE TERM INCOME FUND ON 2/2/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/96 IS USED AS THE BEGINNING VALUE ON 2/2/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN FIVE AND TEN YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE MAY 31, 2001, EXISTING FUND SHARES WERE DESIGNATED AS INVESTOR SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INSTITUTIONAL SHARES. PERFORMANCE FOR INSTITUTIONAL SHARES WILL VARY FROM THE PERFORMANCE OF INVESTOR SHARES BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

July 31, 2002

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES--95.1%                                                                          Amount(a)                Value ($)
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.7%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       1,537,000                1,321,820

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            4,332,000                3,750,819

                                                                                                                       5,072,639

AIRLINES--1.2%

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2019                                                        2,703,749                2,529,896

      Ser. 1999-1, Cl. A, 6.545%, 2020                                                        3,056,434                2,800,389

      Ser. 2001-1, Cl. A1, 6.703%, 2022                                                         977,237                  933,205

Northwest Airlines,

   Gtd. Notes, 8.875%, 2006                                                                     156,000                  122,460

U.S. Airways,

  Enhanced Equipment Notes,

   Cl. C, 8.93%, 2009                                                                           429,622  (b)             279,255

United Airlines,

  Pass-Through Ctfs.,

   Ser. 2000-2, Cl. A2, 7.186%, 2012                                                          2,679,705                2,313,242

                                                                                                                       8,978,447

ASSET-BACKED CTFS.--CREDIT CARDS--.7%

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           5,268,000                5,499,710

ASSET-BACKED CTFS.--EQUIPMENT--.4%

American Airlines,

  Pass-Through Trust Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 2011                                                          2,500,000                2,451,150

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                             429,977  (c)             439,652

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 2.462%, 2015                                                            220,351  (c,d)           220,282

                                                                                                                       3,111,084

ASSET-BACKED CTFS.--HOME EQUITY LOANS--4.1%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              410,112                  419,947

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                             217,359                  217,880

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          4,750,000                5,233,164

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           1,973,578                2,018,424

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           3,300,000                3,634,224

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                            581,117                  584,639

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                         4,700,000                4,886,026

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
--------------------------------------------------------------------------------

ASSET-BACKED CTFS.--HOME EQUITY LOANS (CONTINUED)

GE Capital Mortgage Services,

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                        4,650,715                4,895,156

Saxon Asset Securities Trust,

   Ser. 2001-2, Cl. AF6, 6.312%, 2016                                                         7,750,000                8,107,980

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            311,069                  325,873

                                                                                                                      30,323,313

AUTO LOAN--.2%

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           1,000,000                1,070,076

AUTO MANUFACTURING--3.2%

American Axle & Manufacturing,

   Sr. Notes, 9.75%, 2009                                                                     1,230,000                1,316,100

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                    1,539,000                1,527,458

Dana,

   Notes, 6.25%, 2004                                                                         1,240,000                1,168,700

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 2007                                                     3,738,000                3,716,600

GMAC:

   Bonds, 8%, 2031                                                                            4,687,000                4,682,111

   Notes, 3.75%, 2003                                                                         4,000,000  (d)           4,015,896

   Notes, 6.125%, 2006                                                                        4,034,000                4,066,381

   Notes, 7%, 2012                                                                            3,000,000                2,984,601

                                                                                                                      23,477,847

BUILDING MATERIALS--.0%

American Standard,

   Sr. Notes, 7.625%, 2010                                                                      156,000                  159,900

CABLE & MEDIA--2.7%

AOL Time Warner,

   Deb., 7.7%, 2032                                                                           5,508,000                4,351,320

Adelphia Communications,

   Sr. Notes, 10.875%, 2010                                                                     774,000  (e)             239,940

CSC Holdings,

   Sr. Deb., Ser. B, 8.125%, 2009                                                               156,000                  126,553

Charter Communication Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         1,700,000  (f)             561,000

   Sr. Notes, 8.625%, 2009                                                                    2,167,000                1,343,540

   Sr. Notes, 10%, 2009                                                                         156,000                   98,280

Fox Kids Worldwide,

   Sr. Notes, 9.25%, 2007                                                                     3,015,000                3,173,288


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

CABLE & MEDIA (CONTINUED)

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                       2,899,000                2,758,135

Time Warner,

   Gtd. Deb., 6.625%, 2029                                                                    6,190,000                4,478,434

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                               2,657,000                2,742,210

                                                                                                                      19,872,700

CHEMICALS--.6%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                  1,972,000                1,893,120

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                857,000                  758,445

Lyondell Chemical,

   Gtd. Sr. Secured Notes, Ser. A, 9.625%, 2007                                                 156,000                  146,250

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                               1,804,000                1,695,760

                                                                                                                       4,493,575

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.5%

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                        5,000,000  (c)           5,657,150

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                        6,901,735                7,311,077

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         4,585,720                4,871,294

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           4,906,000                5,200,129

   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                        4,500,000                4,839,345

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       7,522,000  (c)           7,845,258

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          2,953,051                3,204,019

First Union National Bank Commerical Mortgage Trust,

   Ser. 2001-C2, Cl. A1, 6.204%, 2043                                                         2,021,902                2,153,958

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        7,473,313  (c)           7,492,872

GS Mortgage Securities II:

   Ser. 1998-C1, Cl. C, 6.91%, 2030                                                           9,750,000               10,351,477

   Ser. 2001-LIBA, Cl. C, 6.733%, 2016                                                        3,140,000  (c)           3,144,829

LB-UBS Commercial Mortgage Trust,

   Ser. 2001-C3, Cl. A2, 6.365%, 2028                                                         8,000,000                8,491,224

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         2,208,527                2,394,776

Salomon Brothers Mortgage Securities VII,

   Ser. 1997-TXH, Cl. B, 7.491%, 2025                                                         4,000,000  (c)           4,354,727

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Structured Asset Securities, REMIC,
   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000                1,101,837

TIAA Real Estate Securitization,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            3,160,923  (c)           3,402,417

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA,  Cl. A2, 6.093%, 2016                                                      3,565,000  (c)           3,686,851

                                                                                                                      85,503,240

CONGLOMERATES--.7%

Tyco International Group S.A.:

   Gtd. Notes, 5.8%, 2006                                                                     3,897,000                3,023,199

   Sr. Notes, 6.375%, 2006                                                                    3,138,000                2,528,343

                                                                                                                       5,551,542

ELECTRIC UTILITIES--2.9%

CMS Energy,

   Sr. Notes, 7.5%, 2009                                                                        156,000                   98,412

Calpine:

   Sr. Notes, 7.625%, 2006                                                                      456,000                  246,240

   Sr. Notes, 8.625%, 2010                                                                      156,000                   78,780

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 1,513,000                  794,325

Cinergy,

   Deb., 6.25%, 2004                                                                          1,220,000                1,256,920

Firstenergy,

   Notes, Ser. B, 6.45%, 2011                                                                 3,611,000                2,906,097

Marketspan,

   Deb., 8.2%, 2023                                                                           2,579,000                2,724,296

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             2,597,000                1,051,785

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                    3,802,000                  722,380

Niagara Mohawk Power,

   Sr. Notes, Ser. G, 7.75%, 2008                                                               156,000                  176,702

Nisource Finance,

   Gtd. Notes, 7.875%, 2010                                                                   6,776,000                7,007,353

PSEG Energy Holdings:

   Sr. Notes, 8.5%, 2011                                                                      7,538,000                4,774,275

   Sr. Notes, 10%, 2009                                                                         156,000                  106,590

                                                                                                                      21,944,155


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

ELECTRONICS--.0%

Flextronics International,

   Sr. Sub. Notes, 9.875%, 2010                                                                 156,000                  158,340

ENVIRONMENTAL--.4%

Allied Waste N.A.,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                          2,923,000                2,645,315

FINANCIAL--1.5%

Capital One Financial,

   Notes, 7.25%, 2003                                                                         1,550,000                1,427,738

Farmers Exchange Capital,

   Trust Surplus Note Securities, 7.05%, 2028                                                 2,955,000  (c)           2,176,272

Household Finance:

   Notes, 6.75%, 2011                                                                         4,622,000                4,376,734

   Notes, 7%, 2012                                                                            3,100,000                2,963,299

                                                                                                                      10,944,043

FOOD-PROCESSING--1.3%

Dole Foods,

   Sr. Notes, 7.25%, 2009                                                                     3,540,000                3,622,910

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     2,450,000                1,678,250

Tyson Foods,

   Notes, 8.25%, 2011                                                                         3,820,000                4,288,939

                                                                                                                       9,590,099

FOREIGN/GOVERNMENTAL--5.4%

Bundesobligation,

   Bonds, Ser. 139, 4%, 2007                                              EUR                31,138,000               30,184,781

Bundesschatzanweisungen,

   Notes, 4.25%, 2004                                                     EUR                10,414,000               10,283,250

                                                                                                                      40,468,031

GAMING & LODGING--.7%

Hilton Hotels,

   Notes, 7.625%, 2008                                                                        3,469,000                3,424,194

Park Place Entertainment,

   Sr. Sub. Notes, 8.875%, 2008                                                                 156,000                  158,730

Resorts International,

   Gtd. Sr. Mortgage, 11.5%, 2009                                                             1,600,000                1,488,000

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                 156,000                  165,360

                                                                                                                       5,236,284

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
-------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

GAS PIPELINES--.0%

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                             1,590,000  (c,e)           238,500

HEALTH CARE--.5%

Medtronic,

   Conv. Sub. Deb., 1.25%, 2021                                                               3,501,000                3,575,396

INFORMATION/DATA--.0%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                       334,000                  275,550

LEASING--.7%

International Lease Finance,

   Notes, 6.375%, 2009                                                                        4,915,000                5,206,238

LIFE INSURANCE--1.1%

American International Group,

   Sr. Conv. Sub. Deb., 0%, 2031                                                             12,635,000                7,817,906

Conseco,

   Gtd. Notes, 6.8%, 2007                                                                     1,109,000  (c)             221,800

                                                                                                                       8,039,706

MINING & METALS--1.5%

Alcoa,

   Notes, 6%, 2012                                                                            3,656,000                3,828,885

INCO,

   Notes, 7.75%, 2012                                                                         4,955,000                5,251,914

Owens-Brockway Glass Container,

   Sr. Secured Notes, 8.875%, 2009                                                            2,070,000                2,059,650

                                                                                                                      11,140,449

MORTGAGE BANKING--.4%

IMPAC Secured Asset Owner Trust,

   Ser. 2000-4, Cl. A4, 7.43%, 2030                                                           3,000,000                3,222,188

NATURAL GAS--.4%

Williams Cos.,

   Notes, 8.125%, 2012                                                                        6,653,000  (c)           3,027,115

OIL & GAS--1.0%

Pemex Project Funding Master Trust,

   Gtd. Notes, 8.5%, 2008                                                                     5,785,000                5,987,475

Vintage Petroleum,                                                                            1,493,000                1,463,140

   Sr. Notes, 8.25%, 2012

                                                                                                                       7,450,615

PAPER & FOREST PRODUCTS--.8%

Bowater Canada Finance,

   Gtd. Notes, 7.95%, 2011                                                                    4,380,000                4,441,298


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (CONTINUED)

Sealed Air,

   Gtd. Sr. Notes, 8.75%, 2008                                                                2,327,000                1,710,345

                                                                                                                       6,151,643

PROPERTY-CASUALTY INSURANCE--1.4%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        8,008,000                8,999,374

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                     1,257,000                1,376,733

                                                                                                                      10,376,107

PUBLISHING--.4%

Thomson,

   Notes, 6.2%, 2012                                                                          3,055,000                3,080,143

REAL ESTATE INVESTMENT TRUSTS--1.6%

Crescent Real Estate Equities:

   Notes, 7%, 2002                                                                            2,320,000                2,303,482

   Sr. Notes, 9.25%, 2009                                                                     1,200,000                1,160,287

iStar Financial,

   Sr. Notes, 8.75%, 2008                                                                     3,261,000                3,297,572

Nationwide Healthcare Properties,

   Notes, 8.25%, 2012                                                                         4,176,000                4,259,507

Ventas Realty,

   Sr. Notes, 9%, 2012                                                                        1,250,000                1,281,250

                                                                                                                      12,302,098

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.7%

Banc Of America Mortgage Securities,

   Ser. 2000-6, Cl. B5, 7.75%, 2030                                                             592,242  (c)             584,723

Banc Of America Mortgage Securities II,

   Ser. 2001-4, Cl. B3, 6.75%, 2031                                                             516,724                  530,304

   Ser. 2001-9, Cl. B4, 6.5%, 2016                                                              121,295  (c)             117,753

   Ser. 2001-10, Cl. B4, 6.25%, 2016                                                             97,627  (c)              93,187

   Ser. 2001-10, Cl. B5, 6.25%, 2016                                                             97,627  (c)              79,392

   Ser. 2001-10, Cl. B6, 6.25%, 2016                                                             97,609  (c)              32,618

Banc 0f America Mortgage Securities III,

   Ser. 2001-8, Cl. B3, 6.75%, 2031                                                             433,611                  432,775

Chase Mortgage Finance Trust:

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,164,511                1,210,725

   Ser. 1999-S13, Cl. B3, 6.5%, 2014                                                            458,780                  468,961

Chase Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        2,500,000  (c,d)         2,622,825

Countrywide Funding,

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                403,922  (c)             408,785

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Countrywide Home Loans,

   Ser. 2000-5, Cl. B4, 7.75%, 2030                                                           2,208,483  (c)           2,179,669

Norwest Asset Securities:

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               355,539  (c)             194,361

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            284,246  (c)             152,072

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            712,554                  733,412

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             347,396                  351,237

   Ser. 1999-24, Cl. B5, 7%, 2029                                                               583,811  (c)             496,235

   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            266,103  (c)             269,904

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               557,427  (c)             558,995

PNC Mortgage Securities:

   Ser. 2000-1, Cl. 1B4, 7.46%, 2030                                                          1,012,421                1,028,873

   Ser. 2002-2, Cl. B4, 7.63%, 2030                                                           1,467,053  (c)           1,498,228

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              237,121                  236,477

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           599,270                  613,264

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             445,195                  458,281

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             408,890  (c)             417,856

   Ser. 1998-S16, Cl. A3, 6.75%, 2029                                                         2,541,704                2,627,415

   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            251,415  (c)             257,103

   Ser. 2000-S7, Cl. B2, 8%, 2030                                                               406,845                  389,577

   Ser. 2001-S13, Cl. B2, 6.5%, 2016                                                            342,135                  286,388

   Ser. 2001-S19, Cl. M3, 6.5%, 2016                                                            295,077                  302,889

Structured Asset Securities,

   Ser. Greenpoint 1996-A, Cl. B3, 8.37%, 2027                                                  550,533  (d)             572,554

                                                                                                                      20,206,838

RETAIL STORES--1.1%

Sears Roebuck Acceptance,

   Notes, 6.75%, 2011                                                                         5,261,000                5,393,388

Toys "R" Us,

   Notes, 7.625%, 2011                                                                        3,010,000                2,920,826

                                                                                                                       8,314,214

SERVICES--.6%

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                 1,230,000  (c)           1,248,450


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

SERVICES (CONTINUED)

United Rentals:

   Gtd. Notes, 10.75%, 2008                                                                     858,000                  879,450

   Gtd. Sr. Notes, 10.75%, 2008                                                               1,746,000  (c)           1,842,030

   Gtd. Sr. Sub. Notes, Ser. B, 9%, 2009                                                        156,000                  141,180

                                                                                                                       4,111,110

STRUCTURED INDEX--6.1%

HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                       49,250,000  (g)          44,366,863

Morgan Stanley TRACERS,

   Ser. 2001-1, 7.201%, 2011                                                                  1,088,000  (c,g)         1,128,604

                                                                                                                      45,495,467

TELECOMMUNICATIONS--4.9%

AT&T,

   Sr. Notes, 7.3%, 2011                                                                      2,161,000                1,840,286

AT&T Wireless Services,

   Notes, 8.125%, 2012                                                                        3,700,000                2,799,235

Alltel,

   Sr. Notes, 7%, 2012                                                                        2,355,000                2,401,622

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      787,000                  421,045

Amgen,

   Conv. Liquid Yield Option Notes, 0%, 2005                                                  2,447,000                1,709,841

British Telecommunications,

   Notes, 8.125%, 2010                                                                        4,074,000                4,495,863

Citizens Communications,

   Notes, 9.25%, 2011                                                                         4,109,000                3,205,020

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs.,
   Ser. VZ-1, 5.565%, 2005                                                                    4,750,000  (c)           4,340,313

Crown Castle International,

   Sr. Notes, 10.75%, 2011                                                                      156,000                  106,080

France Telecom,

   Notes, 7.75%, 2011                                                                         7,451,000                7,479,239

Marconi,

   Bonds, 8.375%, 2030                                                                        2,100,000  (e)             462,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 300,000                  162,000

   Sr. Serial Redeemable Notes,
      9.375%, 2009                                                                            5,104,000                3,355,880

Qwest,

   Notes, 7.2%, 2004                                                                            910,000                  741,650

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                          2,011,000                  794,345

TeleCorp PCS,

   Sr. Discount Notes, 0/11.625%, 2009                                                          512,000  (f)             367,360

Telewest Communications,

   Sr. Notes, 9.875%, 2010                                                                      156,000                   41,340

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,194,000  (f)             877,590

   Sr. Sub. Notes, 10.375%, 2011                                                              1,510,000                1,283,500

                                                                                                                      36,884,209

TEXTILES & APPAREL--.7%

Levi Strauss & Co.,

   Sr. Notes, 11.625%, 2008                                                                   1,540,000                1,378,300

Mohawk Industries,

   Notes, 7.2%, 2012                                                                          3,635,000                3,950,180

                                                                                                                       5,328,480

TOBACCO--1.3%

Philip Morris Cos.:

   Deb., 7.75%, 2027                                                                          1,302,000                1,344,821

   Notes, 7.65%, 2008                                                                         3,170,000                3,560,782

UST,

   Notes, 6.625%, 2012                                                                        4,734,000  (c)           4,761,116

                                                                                                                       9,666,719

U.S. GOVERNMENT--1.5%

U.S. Treasury Inflation Protection Securities,

   3.875%, 1/15/2009                                                                          7,548,000  (h)           8,930,723

U.S. Treasury Notes,

   4.375%, 5/15/2007                                                                          2,045,000                2,126,800

                                                                                                                      11,057,523

U.S. GOVERNMENT AGENCIES--8.1%

Federal Home Loan Mortgage Corp.,

   Notes, 4.5%, 7/23/2007                                                                    37,661,000                38,225,915

Federal National Mortgage Association,

   Notes, 3.75%, 5/12/2004                                                                    8,000,000                 8,119,152


                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES (CONTINUED)                                                                     Amount(a)                Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         12,042,000  (h)          14,128,082

                                                                                                                      60,473,149

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--20.1%

Federal Home Loan Mortgage Corp.:

   6.5%                                                                                      45,947,000  (i)          47,253,273

   Multiclass Mortgage Participation Ctfs., REMIC:

      Ser. 2399, Cl. XQ, 6.5%, 12/15/2027                                                    10,253,000               10,653,176

      (Interest Only Obligation):

         Ser. 1499, Cl. E, 7%, 4/15/2023                                                      1,714,285  (j)             639,874

         Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                   1,867,492  (j)             251,906

         Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                   2,492,807  (j)             327,361

         Ser. 2322, Cl. KI, 6.5%, 10/15/2020                                                  6,678,923  (j)             504,392

         Ser. 2417, Cl. CI, 6%, 4/15/2021                                                     6,618,000  (j)             841,019

Federal National Mortgage Association:

   6%                                                                                        11,070,000  i            11,374,425

   6.2%, 1/1/2011                                                                            10,659,153               11,509,425

   6.5%                                                                                      33,558,000  i            34,480,845

   6.5%, 11/1/2010                                                                                5,801                    6,075

   6.88%, 2/1/2028                                                                            1,048,255                1,143,247

   REMIC Trust, Gtd. Pass-Through Ctfs.,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     4,600,000                4,688,406

      (Interest Only Obligation),

         Ser. 2001-50, Cl. LI, 6.5%, 7/25/2021                                                8,900,001  (j)             753,719

Government National Mortgage Association I:

   6.5%                                                                                         855,000  i               880,650

   6.5%, 10/15/2033                                                                           2,909,777                3,124,922

   7%                                                                                         3,363,000  i             3,511,174

Government National Mortgage Association II:

   5%, 7/20/2030                                                                                558,126                  561,265

   6.5%, 2/20/2031-9/20/2031                                                                  8,910,493                9,180,570

   7%, 11/20/2029-12/20/2030                                                                  3,092,765                3,227,084

   7.5%, 10/20/2030-8/20/2031                                                                 4,656,153                4,910,751

   (Interest Only Obligation),

      Ser. 2001-24, Cl. CI, 7%, 11/20/2029                                                    1,680,685  (j)             317,229

                                                                                                                     150,140,788

YANKEE--.0%

Republic of Argentina,

   Deb., 11.25%, 2004                                                                            33,100  (e)               4,469

TOTAL BONDS AND NOTES

   (cost $724,593,400)                                                                                               709,869,054

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
--------------------------------------------------------------------------------
OTHER SECURITIES--3.5%                                                                          Amount(a)                Value ($)
--------------------------------------------------------------------------------

BANKING/FINANCE

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   6.7%, 6/15/2008                                                                            8,919,000  (d)           9,528,194

IBJ Preferred Capital,

  Non-Cumulative Preferred Securities,

   Ser. A, 8.79%, 6/30/2008                                                                   3,419,000  (c,d)         2,876,665

Royal Bank of Scotland Group,

  Non-Cumulative Preference Securities,

   Ser. 1, 9.118%, 3/31/2010                                                                  4,113,000                4,903,321

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                  4,647,000  (c,d)         4,957,471

UBS Preferred Funding Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.622%, 10/1/2010                                                                          3,542,000  (d)           4,003,597

TOTAL OTHER SECURITIES

   (cost $25,351,303)                                                                                                 26,269,248
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.4%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--.5%

Raytheon,

   Cum. Conv. $4.125 (units)                                                                     64,508  (k)           3,620,512

CABLE/MEDIA--.0%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                          17,787                  221,448

ENERGY SERVICES/UTILITIES--.2%

TXU,

   Cum Conv. $4.0625 (units)                                                                     32,638  (l)           1,448,311

OIL & GAS--.1%

EXCO Resources,

   Cum. Conv., $1.05                                                                             60,943                  923,286

PAPER PRODUCTS--.4%

Temple-Inland,

   Cum. Conv., $3.75                                                                             48,951                2,523,914

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     35,526  (l)           1,420,329

TOTAL PREFERRED STOCKS

   (cost $11,750,860)                                                                                                 10,157,800


                                                                                               Principal
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--11.6%                                                                   Amount(a)                Value ($)
--------------------------------------------------------------------------------

COMMERCIAL PAPER--4.7%

BMW Capital,

   1.81%, 8/1/2002                                                                           15,000,000               15,000,000

San Paolo IMI,

   1.83%, 8/1/2002                                                                           20,085,000               20,085,000

                                                                                                                      35,085,000

FLOATING RATE NOTES--.8%

MBNA America Bank,

   3.645%, 12/18/2002                                                                         5,975,000                5,975,000

U.S. TREASURY BILLS--6.1%

   1.89%, 9/5/2002                                                                           25,000,000  (m)          24,960,000

   1.89%, 11/29/2002                                                                         20,935,000               20,821,114

                                                                                                                      45,781,114

TOTAL SHORT-TERM INVESTMENTS

   (cost $86,827,008)                                                                                                 86,841,114
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $848,522,571)                                                            111.6%              833,137,216

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (11.6%)             (86,543,448)

NET ASSETS                                                                                       100.0%              746,593,768

(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

(B) SUBSEQUENT TO 7/31/2002, THIS SECURITY BECAME NON-INCOME PRODUCING.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2002,
THESE SECURITIES AMOUNTED TO $73,026,080 OR 9.8% OF NET ASSETS.

(D)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(F)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(G)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(H)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(I)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)  WITH WARRANTS ATTACHED.

(L)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND A
SENIOR NOTE WITH A PRINCIPAL OF $50.

(M)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

July 31, 2002

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                              Contracts            Contracts ($)               Expiration         at 7/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                         119               13,162,516           September 2002               (83,672)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

July 31, 2002

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           848,522,571   833,137,216

Cash                                                                  1,750,231

Receivable for investment securities sold                            23,204,396

Dividends and interest receivable                                     9,730,783

Net unrealized appreciation on forward

  currency exchange contracts--Note 4                                   921,293

Receivable for shares of Common Stock subscribed                        861,951

Paydowns receivable                                                      13,403

Prepaid expenses                                                         74,738

                                                                    869,694,011
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           358,045

Payable for investment securities purchased                         120,498,893

Payable for shares of Common Stock redeemed                           1,945,692

Payable for futures variation margin--Note 4                            125,164

Accrued expenses                                                        172,449

                                                                    123,100,243
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      746,593,768
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     774,346,408

Accumulated undistributed investment income--net                         70,697

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (13,249,578)

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency transactions [including
  ($83,672) net unrealized (depreciation) on financial futures]     (14,573,759)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      746,593,768

NET ASSET VALUE PER SHARE

                                                         Investor  Institutional

                                                           Shares        Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        738,617,610     7,976,158

Shares Outstanding                                     59,488,119       642,578
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.42         12.41

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended July 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            37,644,370

Cash dividends                                                         288,120

TOTAL INCOME                                                        37,932,490

EXPENSES:

Management fee--Note 3(a)                                            2,717,238

Shareholder servicing costs--Note 3(b)                               2,106,320

Custodian fees--Note 3(b)                                               94,343

Registration fees                                                       93,399

Prospectus and shareholders' reports                                    49,230

Professional fees                                                       32,964

Directors' fees and expenses--Note 3(c)                                 19,346

Interest expense--Note 2                                                 1,186

Miscellaneous                                                           30,786

TOTAL EXPENSES                                                       5,144,812

Less-reduction in management fee
  due to undertaking--Note 3(a)                                       (932,610)

NET EXPENSES                                                         4,212,202

INVESTMENT INCOME--NET                                              33,720,288
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions (including options written):

  Long transactions                                                 (7,175,106)

  Short sale transactions                                               (5,342)

Net realized gain (loss) on forward currency exchange contracts        598,033

Net realized gain (loss) on financial futures                       (4,045,209)

NET REALIZED GAIN (LOSS)                                           (10,627,624)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $244,594
  net unrealized appreciation on financial futures)                (19,479,026)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (30,106,650)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,613,638

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended July 31,
                                             -----------------------------------
                                                     2002              2001(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         33,720,288            10,630,257

Net realized gain (loss) on investments       (10,627,624)            4,667,528

Net unrealized appreciation
   (depreciation) on investments              (19,479,026)            4,605,884

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    3,613,638            19,903,669
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                               (35,325,474)         (10,616,686)

Institutional Shares                             (352,849)                (940)

Net realized gain on investments:

lnvestor Shares                                (5,288,211)            (259,942)

Institutional Shares                              (52,800)                   --

TOTAL DIVIDENDS                               (41,019,334)         (10,877,568)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                               665,540,210          337,059,033

Institutional Shares                            9,388,217              670,280

Dividends reinvested:

Investor Shares                                36,717,490            9,036,691

Institutional Shares                              315,880                  619

Cost of shares redeemed:

Investor Shares                              (285,706,038)         (56,544,309)

Institutional Shares                           (2,045,610)                   --

INCREASE (DECREASE) IN NET ASSETS FROM

   CAPITAL STOCK TRANSACTIONS                 424,210,149          290,222,314

TOTAL INCREASE (DECREASE) IN NET ASSETS       386,804,453          299,248,415
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           359,789,315           60,540,900

END OF PERIOD                                 746,593,768          359,789,315

Undistributed investment income--net               70,697               12,631

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                        Year Ended July 31,
                                              ----------------------------------
                                                     2002               2001(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

Investor Shares

Shares sold                                    51,898,894           25,985,373

Shares issued for dividends reinvested          2,880,669              695,388

Shares redeemed                               (22,454,139)          (4,362,557)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  32,325,424           22,318,204
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                       727,541               51,079

Shares issued for dividends reinvested             24,786                   47

Shares redeemed                                  (160,875)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     591,452               51,126

(A) EFFECTIVE MAY 31, 2001, SHARES OF THE FUND WERE REDESIGNATED AS INVESTOR SHARES AND THE FUND COMMENCED SELLING INSTITUTIONAL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                             Year Ended July 31,
                                                               ---------------------------------------------------------------------

INVESTOR SHARES                                                2002(a)          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.22          12.50          12.43          13.38         13.23

Investment Operations:

Investment income--net                                         .72(b)            .84            .86            .87           .91

Net realized and unrealized gain
   (loss) on investments                                        (.64)            .75            .22           (.36)          .47

Total from Investment Operations                                 .08            1.59           1.08            .51          1.38

Distributions:

Dividends from investment income--net                           (.76)           (.84)          (.87)          (.88)         (.89)

Dividends from net realized
   gain on investments                                          (.12)           (.03)          (.14)          (.58)         (.34)

Total Distributions                                             (.88)           (.87)         (1.01)         (1.46)        (1.23)

Net asset value, end of period                                 12.42           13.22          12.50          12.43         13.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 .64           13.14           9.05           4.18         10.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .70            .67            .65            .65           .80

Ratio of interest expense
   to average net assets                                       .00(c)         .00(c)         .00(c)            .08           .34

Ratio of net investment income

   to average net assets                                        5.58            6.44           6.95           6.79          6.81

Decrease reflected in above expense

  ratios due to undertakings by

   The Dreyfus Corporation                                        .16            .27            .48            .51           .49

Portfolio Turnover Rate                                        474.20         555.90         566.57         166.80        170.52
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         738,618        359,114         60,541         37,831        22,977

(A)  AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS
AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS
CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME
PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED GAIN (LOSS) ON
INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS FROM 5.90% TO 5.58%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL
DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Year Ended July 31,
                                                   -----------------------------

INSTITUTIONAL SHARES                                  2002(a)            2001(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   13.22             13.08

Investment Operations:

Investment income--net                                .76(c)               .14

Net realized and unrealized gain
   (loss) on investments                               (.66)               .14

Total from Investment Operations                        .10                .28

Distributions:

Dividends from investment income-net                   (.79)             (.14)

Dividends from net realized gain on investments        (.12)                --

Total Distributions                                    (.91)             (.14)

Net asset value, end of period                         12.41            13.22
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                         .81            12.86(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets        .45              .45(d)

Ratio of interest expense to average net assets       .00(e)                --

Ratio of net investment income

   to average net assets                               5.80              6.56(d)

Decrease reflected in above expense ratios due

   to undertakings by The Dreyfus Corporation           .08              1.21(d)

Portfolio Turnover Rate                              474.20            555.90
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 7,976               676

(A) AS REQUIRED, EFFECTIVE AUGUST 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED JULY 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNEALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.12% TO 5.80%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO AUGUST 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE FUND COMMENCED OFFERING INSTITUTIONAL SHARES ON MAY 31, 2001.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Investment income, net of expenses (other than class specific expenses), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the differ-

ence between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $31,486 during the period ended July 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At July 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $327,301, accumulated capital losses
$15,054    and    unrealized    depreciation    $17,970,689.     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In addition, the fund had $10,656,316 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2002. If not applied, $15,054 of the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended July 31, 2002 and July 31, 2001, were as follows: ordinary income $41,019,334 and $10,877,568, respectively

During the period ended July 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,181,116, decreased accumulated net realized gain (loss) on investments by $1,592,655 and decreased paid-in capital by $588,461. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2002 was approximately $54,800, with a related weighted average annualized interest rate of 2.16%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken through July 31, 2002 to reduce the manage-

ment fee paid by the fund, to the extent that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Shareholder Service Plan fees and extraordinary expenses exceed .45 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $932,610 during the period ended July 31, 2002.

(b)  Under  the  Investor  Shares  Shareholder  Services Plan, the fund pays the
Distributor at an annual rate of .25 of 1% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2002, Investor Shares were charged $1,495,188 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2002, the fund was charged $178,750 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2002, the fund was charged $94,343 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who was not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.
Subject     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to the Company' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, option transactions, financial futures and forward currency exchange contracts during the period ended July 31, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                     3,250,351,222        2,823,557,502

Short sale transactions                  23,365,361           23,360,019

  TOTAL                               3,273,716,583        2,846,917,521

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of permissible liquid assets sufficient to cover its short position. At July 31, 2002, there were no securities sold short outstanding.

The following summarizes the fund' s call/put options written for the period ended July 31, 2002:

                                                 Face Amount                                        Options Terminated
                                                                                            ----------------------------------------
                                                 Covered by                  Premiums                               Net Realized
Options Written:                               Contracts ($)             Received ($)              Cost ($)              Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    July 31, 2001                                            --                    --

Contracts written                                    49,600,000               798,250

Contracts terminated:

Closed                                               49,600,000               798,250            614,188                 184,062

CONTRACTS OUTSTANDING

 JULY 31, 2002                                               --                    --                 --                      --


The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2002 are set forth in the Statement of Financial Futures.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at July 31, 2002:

                                             Foreign
Forward Currency                            Currency                                                     Unrealized
  Sales Contracts                            Amounts         Proceeds ($)             Value ($)        Appreciation ($)
-----------------------------------------------------------------------------------------------------------------------

SALES;

Euros, expiring
    10/30/2002                            62,328,190            61,673,744            60,752,451           921,293

At July 31, 2002, the cost of investments for federal income tax purposes was $851,107,905; accordingly, accumulated net unrealized depreciation on investments was $17,970,689 consisting of $15,869,202 gross unrealized appreciation and $33,839,891 gross unrealized depreciation.


NOTE 5--Change in Accounting Principle:

As required, effective August 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to August 1, 2001, the fund did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $165,016 decrease in accumulated undistributed investment income-net and a corresponding $165,016 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on July 31, 2001.

The effect of this change for the year ended July 31, 2002 was to decrease net investment income by $1,922,944; increase net unrealized appreciation
(depreciation) by $423,445 and increase net realized gains (losses) by $1,499,499. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the funds comprising Dreyfus Investment Grade Bond Funds, Inc.) , as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG

New York, New York

September 10, 2002



IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 4.80% of the ordinary dividends paid during the fiscal year ended July 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

LUCY WILSON BENSON (74)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Benson and Associates, consultants to business and government, President

* The Citizens Network for Foreign Affairs, Vice Chairman

* The International Executive Services Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                                --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

WHITNEY I. GERARD (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of the New York City law firm of Chadbourne & Parke LLP.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16


ARTHUR A. HARTMAN (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barings Management) and New Russia Fund, Chairma

* Advisory Council to Barrings-Vostok

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

GEORGE L. PERRY (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution Economist and Senior Fellow

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since March 1981.


                     For More Information

                        Dreyfus Intermediate Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  082AR0702

      Dreyfus Institutional
      Yield Advantage Fund

      ANNUAL REPORT July 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                            28   Report of Independent Auditors

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                           Yield Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Institutional Yield Advantage Fund, covering the period from its inception on November 15, 2001 through the end of its annual reporting period on July 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Although the stock market' s volatility has dominated the financial headlines lately, bonds have generally continued to produce relatively attractive returns. Prices of bonds that are more interest-rate-sensitive, such as U.S. government securities, have generally rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and South Asia, and new disclosures of questionable accounting practices among U.S. corporations have generally hurt
bonds    that    are    credit    sensitive,    such   as   corporate   bonds.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so
far    in    2002,    should    improve    in    2003    and    2004.

Nonetheless, the short-term movements of stocks and bonds remain impossible to predict. In our view, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective and rational view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Yield Advantage Fund perform relative to its benchmark?

Between its inception on November 15, 2001 and the end of its annual reporting period on July 31, 2002, the fund's Institutional shares achieved a total return of 3.00% and its Investor shares achieved a total return of 2.82%.(1) In comparison, the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index, the fund's benchmark, achieved a total return of 2.29% between November 30, 2001
and    July    31,    2002.(2)

The fund had a strong overall performance during the reporting period. In addition, changes in the fund's net asset value were limited to variations of just $0.01 during the reporting period. We attribute the fund's good performance to our asset allocation and security selection strategies, which produced a broadly diversified portfolio of high quality fixed-income securities.

What is the fund's investment approach?

The  fund  seeks  as  high  a  level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the fund invests only in investment-grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities may include U.S. government bonds and notes, corporate bonds,
asset-backed    securities    and    mortgage-related    securities.

To help reduce share price fluctuations, the fund seeks to keep the average effective duration -- a measure of sensitivity to changing interest rates -- of its overall portfolio at one year or less. Although we expect the fund's average effective duration and its average effective maturity -- the amount of time until the fund' s holdings mature or are redeemed, on average -- to follow one another closely, we may invest in securities with effective final maturities of
any    length.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing securities for the fund, we first analyze a multitude of factors in various fixed-income market sectors. We then decide how to allocate the fund's assets across these sectors and in which securities to invest.

What other factors influenced the fund's performance?

Generally lackluster economic conditions benefited short-term fixed-income securities during the reporting period. When the fund began operations in November 2001, the Federal Reserve Board (the "Fed") had already cut interest rates aggressively in the wake of a national recession and the September 11 terrorist attacks. An additional 25 basis-point rate cut followed in December 2001, bringing the benchmark federal funds rate to its lowest level in 40 years. Although the Fed has so far refrained from reducing interest rates further in 2002, the U.S. economy generally has remained weak, recovering from the 2001 recession erratically which, at times, confused and concerned many investors.

In this declining interest-rate, low inflation environment, the fund received what we believe were good returns from its holdings of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities, asset-backed securities and, to a lesser extent, high-grade corporate bonds. The uneven pace of the economic recovery, combined with a sharply declining stock market, created a "flight to quality" among investors, who drove up the prices of many short-term investment-grade bonds.

The fund received what we believe were strong returns from asset-backed securities. Real estate prices remained very strong throughout the reporting period, consumer spending was robust, defaults remained low and, therefore, asset-backed security prices rallied as investors increasingly turned to them for higher yields.

However, returns from the fund's corporate bond holdings lagged because of the accounting and management oversight scandals that have dominated headlines recently. Although the fund held no securities issued by WorldCom, Inc., Enron Corp., Global Crossing or other companies implicated in the scandals, the entire corporate sector suffered when investor sentiment turned negative. Fortunately,
the    fund

avoided the brunt of the sector's declines because of our intent focus on credit quality, which led us away from troubled industry groups, such as telecommunications and utilities, and toward more fiscally sound issuers, including insurance companies, automobile manufacturers, aerospace firms and
real    estate    investment    trusts.

What is the fund's current strategy?

We continue to focus on fixed-income securities that offer attractive yields while maintaining high credit quality. During the reporting period, the average credit rating of the fund' s holdings was single-A+, well within the investment-grade range. Also, as of July 31, 2002, the fund's average effective maturity was 1.30 years and its average effective duration was .530 years.

We have recently seen evidence of further economic weakness, which, in our view, suggests that the Fed is not likely to raise interest rates anytime soon. In fact, some analysts currently believe that the Fed may reduce rates further in an attempt to avoid a double-dip recession. We have continued our focus on credit quality, and we recently increased the fund's holdings of U.S. Treasury and government agency securities. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

August 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. TOTAL RETURN IS CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

                                  Salomon
               Dreyfus          Dreyfus         Smith
               Institutional    Institutional   Barney
               Yield            Yield           1-Year
               Advantage        Advantage       Treasury
               Fund             Fund            Benchmark-
PERIOD         (Institutional   (Investor       on-the-Run
               shares)          shares)         Index +

11/15/01       10,000           10,000          10,000
1/31/02        10,093           10,087          10,027
4/30/02        10,187           10,176          10,107
7/31/02        10,300           10,282          10,229

Comparison of change in value of $10,000 investment in Dreyfus Institutional Yield Advantage Fund Institutional shares and Investor shares and the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index
--------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 7/31/02

                                                         Inception    From
                                                           Date     Inception
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES                                     11/15/01     3.00%

INVESTOR SHARES                                          11/15/01     2.82%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INSTITUTIONAL AND INVESTOR SHARES OF DREYFUS INSTITUTIONAL YIELD ADVANTAGE FUND ON 11/15/01 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/01 IS USED AS THE BEGINNING VALUE ON 11/15/01. THE FUND'S INSTITUTIONAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE FUND'S INVESTOR SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS AND SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF ONE YEAR OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

July 31, 2002

                                                                                              Principal
BONDS AND NOTES--95.7%                                                                        Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--2.9%

Boeing Capital,

   Medium-Term Notes, Ser. X, 6.7%, 2003                                                        300,000                  311,044

Litton Industries,

   Sr. Notes, 6.05%, 2003                                                                     1,445,000                1,472,485

Lockheed Martin,

   Notes, 6.75%, 2003                                                                         2,065,000                2,110,769

Raytheon:

   Sr. Notes, 5.7%, 2003                                                                      1,000,000                1,023,930

   Sr. Notes, 7.9%, 2003                                                                      2,830,000                2,892,585

                                                                                                                       7,810,813

ASSET-BACKED CTFS.--3.0%

ACAS Business Loan Trust,

   Ser. 2002-1A, Cl. B, 3.34%, 2012                                                           1,300,000  (a,b)         1,300,000

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            6,000,000  (a)           6,221,232

Residential Asset Securities,

   Ser. 1998-KS3, Cl. AI7, 5.98%, 2029                                                          526,232                  552,711

                                                                                                                       8,073,943

ASSET-BACKED CTFS./AUTO LOANS--.0%

BMW Vehicle Owner Trust,

   Ser. 2001-A, Cl. A2, 4.26%, 2003                                                              31,378                   31,467

ASSET BACKED CTFS./CREDIT CARDS--1.2%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                            1,270,000                1,298,879

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            1,700,000  (a)           1,811,031

                                                                                                                       3,109,910

ASSET BACKED CTFS./HOME EQUITY LOANS--20.8%

AAMES Mortgage Trust,

   Ser. 1998-C, Cl. A2A, 5.912%, 2028                                                         1,376,943                1,440,053

Advanta Mortgage Loan Trust:

   Ser. 1996-1, Cl. A6, 6.73%, 2023                                                              77,698                   78,639

   Ser. 1997-4, Cl. A7, 6.63%, 2029                                                           1,999,441                2,119,350

Centex Home Equity,

   Ser. 2001-B, Cl. A2, 5.35%, 2022                                                             220,000                  225,338

Chase Funding Loan Acquisition Trust,

   Ser. 2001-AD1, Cl. 1A2, 4.058%, 2017                                                       1,280,000                1,295,600

Chase Funding Mortgage Loan:

   Ser. 1999-2, Cl. IA2, 6.86%, 2024                                                            484,596                  500,426

   Ser. 2002-1, Cl. 1A2, 4.408%, 2017                                                         3,530,000                3,604,323

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

ASSET BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           3,480,673                3,559,766

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        4,697,024                4,952,438

   Ser. 2001-C, Cl. A3, 5.39%, 2025                                                             894,000                  922,774

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                           8,000,000                8,304,979

EQCC Home Equity Loan Trust,

   Ser. 1998-1, Cl. A4F, 6.459%, 2021                                                           122,373                  124,862

Equivantage Home Equity Loan Trust,

   Ser. 1996-2, Cl. A4, 8.05%, 2027                                                           4,780,467                4,947,704

Green Tree Home Improvement Loan,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                         1,941,496                1,961,272

IMC Home Equity Loan Trust:

   Ser. 1997-5, Cl. A8, 7.14%, 2025                                                           3,000,000                3,132,502

   Ser. 1997-7, Cl. A5, 6.76%, 2020                                                             102,254                  102,954

Residential Funding Mortgage Securities II:

   Ser. 1998-HI2, Cl. A5, 6.81%, 2024                                                         2,160,000                2,299,097

   Ser. 2002-HI2, Cl. AI2, 4.56%, 2011                                                        6,000,000                6,128,543

The Money Store Home Equity Trust:

   Ser. 1995-B, Cl. A6, 7.5%, 2026                                                            5,747,379                5,746,139

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                          4,199,437                4,399,292

                                                                                                                      55,846,051

ASSET-BACKED CTFS./MANUFACTURED HOUSING--1.8%

Bombardier Capital Mortgage Securitization,

   Ser. 2000-A, Cl. A2, 7.575%, 2030                                                          4,778,050                4,930,065

AUTOMOTIVE--4.2%

DaimlerChrysler N.A. Holding,

   Medium-Term Notes, Ser. C, 2.133%, 2003                                                      675,000  (b)             671,566

Ford Motor Credit:

   Notes, 6.625%, 2003                                                                          524,000                  536,935

   Notes, 7.5%, 2003                                                                          3,700,000                3,819,351

   Sr. Notes, 5.375%, 2002                                                                      510,000                  512,157

GMAC:

   Medium-Term Notes, 5.8%, 2003                                                                100,000                  101,505

   Medium-Term Notes, 6.38%, 2004                                                             3,700,000                3,808,832

   Notes, 7.125%, 2003                                                                          700,000                  715,477

   Notes, 8.5%, 2003                                                                            160,000                  163,478

TRW,

   Sr. Notes, 6.625%, 2004                                                                      900,000                  948,050

                                                                                                                      11,277,351


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

BANKING--3.1%

Capital One Bank,

   Notes, 2.52%, 2003                                                                           200,000  (b)             197,742

Golden West Financial,

   Sub. Notes, 6%, 2003                                                                       4,000,000                4,143,676

MBNA,

   Medium-Term Notes, 6.15%, 2003                                                             3,840,000                3,972,852

                                                                                                                       8,314,270

BROKERAGE--.3%

Lehman Brothers Holdings,

   Notes, 6.625%, 2004                                                                          825,000                  871,773

CABLE/MEDIA--.9%

Fox/Liberty Networks,

   Sr. Notes, 8.875%, 2007                                                                       40,000                   41,900

Turner Broadcasting,

   Sr. Notes, 7.4%, 2004                                                                      2,500,000                2,374,973

                                                                                                                       2,416,873

CHEMICALS--.4%

Dow Chemical,

   Notes, 5.25%, 2004                                                                           770,000                  786,537

Union Carbide Chemicals,

   Gtd. Notes, 6.75%, 2003                                                                      200,000                  203,099

                                                                                                                         989,636

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--9.0%

Banc of America Large Loan:

   Ser. 2001-116A, Cl. C, 2.589%, 2025                                                        3,000,000  (a,b)         2,971,875

   Ser. 2002-FL1A, Cl. D, 2.99%, 2014                                                         1,790,453  (a,b)         1,790,453

   Ser. 2002-FL1A, Cl. E, 3.24%, 2014                                                           900,000  (a,b)           900,000

Banc of America Structured Notes,

   Ser. 2002-1A, Cl. B, 2.632%, 2014                                                          1,100,000  (a,b)         1,002,221

COMM,

   Ser. 2000-FL2A, Cl. E, 2.829%, 2011                                                        4,336,000  (a,b)         4,332,522

CS First Boston Mortgage Securities:

   Ser. 1997-C2, Cl. A1, 6.4%, 2035                                                             406,159                  421,258

   Ser. 2001-CK3, Cl. A1, 5.26%, 2034                                                           834,453                  868,072

Morgan Stanley Dean Witter Capital I:

   Ser. 2001-XLF, Cl. F, 3.779%, 2013                                                         2,915,058  (a,b)         2,890,134

   Ser. 2002-HQ, Cl. A1, 4.59%, 2034                                                          6,834,521                7,027,263

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Nationslink Funding:

   Ser. 1999-SL, Cl. A2, 6.096%, 2030                                                           100,511                  101,161

   Ser. 1999-2, Cl. A2, 6.846%, 2031                                                          1,000,000                1,056,422

Ventas Specialty l,

   Ser. 2001-VENA, Cl. D, 3.79%, 2012                                                           850,000  (a,b)           851,328

                                                                                                                      24,212,709

CONSUMER--.1%

Procter & Gamble,

   Notes, 5.25%, 2003                                                                           135,000                  139,006

FINANCIAL SERVICES--1.4%

Caterpillar Financial Services,

   Medium-Term Notes, Ser. F, 7.59%, 2003                                                     1,600,000                1,702,798

International Lease Finance:

   Medium-Term Notes, Ser. J, 5.5%, 2003                                                        600,000                  619,252

   Notes, 8.375%, 2004                                                                          425,000                  470,144

Textron Financial:

   Medium-Term Notes, Ser. D, 7.37%, 2003                                                       300,000  (a)             314,340

   Medium-Term Notes, Ser. E, 2.087%, 2003                                                       83,000  (b)              82,632

   Notes, 2.24%, 2002                                                                           500,000  (b)             500,020

                                                                                                                       3,689,186

FOOD & BEVERAGES--2.3%

Safeway,

   Sr. Notes, 3.625%, 2003                                                                    2,000,000                2,022,848

Tyson Foods:

   Notes, 6%, 2003                                                                            3,652,000                3,693,322

   Notes, 6.625%, 2004                                                                          385,000                  405,604

                                                                                                                       6,121,774

HEALTH CARE--1.6%

American Home Products,

   Notes, 5.875%, 2004                                                                          750,000                  768,690

Cardinal Health,

   Notes, 6.5%, 2004                                                                          2,000,000                2,109,832

United Healthcare,

   Sr. Notes, 2.5%, 2004                                                                      1,345,000  (a,b)         1,347,354

                                                                                                                       4,225,876

INSURANCE--1.2%

ACE INA Holdings,

   Gtd. Sr. Notes, 8.2%, 2004                                                                   960,000                1,044,325

American General Finance,

   Medium-Term Notes, Ser. E, 6.85%, 2004                                                     1,000,000                1,074,693


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

MetLife,

   Notes, 6.3%, 2003                                                                            370,000  (a)             385,373

Nationwide Mutual,

   Notes, 6.5%, 2004                                                                            745,000  (a)             779,721

                                                                                                                       3,284,112

MACHINERY--.1%

Ingersoll-Rand,

   Notes, 6.875%, 2003                                                                          260,000                  265,585

OIL & GAS--1.2%

Conoco,

   Sr. Notes, 5.9%, 2004                                                                      2,445,000                2,560,820

K N Energy,

   Sr. Notes, 6.45%, 2003                                                                       570,000                  580,028

Tosco,

  First Mortgage,

   8.25%, 2003 (Gtd. by Bayway Refining)                                                        150,000                  156,202

                                                                                                                       3,297,050

PAPER & FOREST PRODUCTS--1.7%

International Paper,

   Sr. Notes, 8%, 2003                                                                        3,470,000                3,629,377

Weyerhaeuser,

   Deb., 9.05%, 2003                                                                            895,000                  919,144

                                                                                                                       4,548,521

RAILROADS--.5%

Norfolk Southern,

   Sr. Notes, 2.43%, 2003                                                                     1,285,000  (b)           1,286,487

REAL ESTATE INVESTMENT TRUSTS--10.5%

Camden Property,

   Sr. Notes, 7%, 2004                                                                        1,140,000                1,216,836

CarrAmerica Realty,

   Gtd. Notes, 7.2%, 2004                                                                     1,250,000                1,325,816

Developers Diversified Realty,

   Medium-Term Notes, 6.84%, 2004                                                             2,405,000                2,539,844

EOP Operating,

   Notes, 7.375%, 2003                                                                        1,250,000                1,310,250

Evans Withycombe Residential,

   Notes, 7.5%, 2004                                                                          1,422,000                1,511,336

Highwoods Realty,

   Notes, 8%, 2003                                                                            1,735,000                1,814,394

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

Liberty Property,

   Notes, 6.375%, 2003                                                                          900,000                  912,348

Mack-Cali Realty,

   Notes, 7%, 2004                                                                            2,300,000                2,418,938

Post Apartment Homes,

   Notes, 7.25%, 2003                                                                           255,000                  264,079

ProLogis Trust:

   Sr. Notes, 6.7%, 2004                                                                      2,295,000                2,401,580

   Sr. Notes, 7%, 2003                                                                           90,000                   93,283

Shopping Center,

   Sr. Notes, 6.75%, 2004                                                                     2,500,000  (a)           2,593,370

Simon DeBartolo Group:

   Gtd. Notes, 6.75%, 2004                                                                      560,000                  591,711

   Notes, 6.625%, 2003                                                                        1,550,000                1,594,222

Spieker Properties:

   Notes, 6.8%, 2004                                                                          1,000,000                1,050,103

   Notes, 6.9%, 2004                                                                          1,175,000                1,230,045

Summit Properties,

   Sr. Notes, 6.625%, 2003                                                                      800,000                  830,240

United Dominion Realty Trust,

   Medium-Term Notes, Ser. B, 7.67%, 2004                                                     4,160,000                4,337,129

                                                                                                                      28,035,524

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--7.3%

Countrywide Mortgage Backed Securities,

   Ser. 1994-H, Cl. B1, 6.75%, 2024                                                             341,902                  350,951

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B4, 7%, 2027                                                               269,587                  271,609

Residential Accredit Loans,

   Ser. 2002-QS5, Cl. A1, 6%, 2032                                                            6,349,635                6,579,810

Residential Asset Mortgage Products,

   Ser. 2002-RZ2, Cl. A2, 4.35%, 2024                                                         6,000,000                6,112,500

Residential Funding Mortgage Securities I,

   Ser. 2001-S13, Cl. A1, 6.5%, 2016                                                          1,206,094                1,262,489

Washington Mutual Mortgage Securities:

   Ser. 2002-AR4, Cl. A4, 5.039%, 2032                                                        2,000,000                2,053,587

   Ser. 2002-AR7, Cl. A1B, 5.51%, 2032                                                        2,893,094                2,942,819

                                                                                                                      19,573,765

RETAIL--2.7%

Federated Department Stores,

   Sr. Notes, 8.5%, 2003                                                                      2,938,000                3,065,835


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Sears Roebuck Acceptance:

   Medium-Term Notes, Ser. III, 7.14%, 5/2/2003                                                 200,000                  206,863

   Medium-Term Notes, Ser. IV, 6.045%, 2/18/2003                                                350,000                  356,917

   Notes, 6.25%, 2004                                                                           962,000                1,003,222

   Notes, 6.9%, 2003                                                                          2,555,000                2,659,827

                                                                                                                       7,292,664

TELECOMMUNICATIONS--1.6%

Cox Communications,

   Notes, 2.62%, 2012                                                                         2,855,000  (b)           2,842,358

TCI Communications:

   Sr. Notes, 6.375%, 2003                                                                      850,000                  842,377

   Sr. Notes, 8.25%, 2003                                                                       500,000                  500,166

                                                                                                                       4,184,901

TEXTILES & APPAREL--.7%

Jones Apparel,

   Sr. Notes, 7.5%, 2004                                                                      1,710,000                1,831,297

TOBACCO--1.0%

Philip Morris Cos.,

   Notes, 6.8%, 2003                                                                            713,000                  747,332

R.J. Reynolds Tobacco Holdings,

   Gtd. Notes, 7.375%, 2003                                                                   1,955,000                2,008,845

                                                                                                                       2,756,177

U.S. GOVERNMENT AGENCIES--4.2%

Federal National Mortgage Association:

   Notes, 3.55%, 5/28/2004                                                                    7,000,000                7,098,280

   Notes, 3.75%, 5/12/2004                                                                    2,650,000                2,689,469

   Notes, 3.9%, 4/29/2004                                                                     1,500,000                1,522,908

                                                                                                                      11,310,657

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--9.7%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 1492, Cl. H, 6.65%, 9/15/2021                                                         14,067                   14,059

      Ser. 2141, Cl. C, 6.6%, 3/15/2029                                                       1,964,369                2,018,561

      Ser. 2301, Cl. G, 6%, 12/15/2012                                                          159,849                  163,072

      Ser. 2386, Cl. QA, 5.25%, 3/15/2018                                                       922,136                  954,671

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                      1,755,407                1,825,897

      Ser. 2458, Cl. PA, 5.5%, 10/15/2017                                                     3,132,477                3,237,219

Federal National Mortgage Association:

  Grantor Trust,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     1,000,000                1,019,219

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

  REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1994-36, Cl. U, 6.5%, 2/25/2024                                                    1,009,997                1,013,007

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                     133,660                  136,021

      Ser. 2002-27, Cl. CS, 6.5%, 6/25/2020                                                   2,417,464                2,493,203

Government National Mortgage Association:

   Ser. 2002-7, Cl. PQ, 5.5%, 6/20/2025                                                       4,690,000                4,854,150

   Ser. 2002-47, Cl. PK, 5.5%, 7/20/2023                                                      8,000,000                8,265,000

                                                                                                                      25,994,079

UTILITIES/GAS & ELECTRIC--.3%

Niagra Mohawk Power,

   First Mortgage, 7.375%, 2003                                                                 655,000                  683,530

TOTAL BONDS AND NOTES

   (cost $254,324,484)                                                                                               256,405,052
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--7.3%
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--6.3%

BMW U.S. Capital,

   1.81%, 8/1/2002                                                                            5,000,000                5,000,000

Salomon Brothers,

   1.8%, 8/1/2002                                                                             1,700,000                1,700,000

San Paolo IMI,

   1.83%, 8/1/2002                                                                           10,320,000               10,320,000

                                                                                                                      17,020,000

FLOATING RATE NOTES--.0%

MBNA America Bank,

   3.629%, 12/18/2002                                                                            45,000                   45,000

U.S TREASURY BILLS--1.0%

   1.7%, 10/10/2002                                                                           2,600,000  (c)           2,591,706

TOTAL SHORT-TERM INVESTMENTS

   (cost $19,656,532)                                                                                                 19,656,706
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $273,981,016)                                                             103.0%             276,061,758

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (3.0%)             (7,974,843)

NET ASSETS                                                                                        100.0%             268,086,915

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2002,
THESE SECURITIES AMOUNTED TO $29,490,954 OR 11.0% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  FULLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

July 31, 2002

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                              Contracts            Contracts ($)             Expiration           at 7/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                          173              36,851,703          September 2002                  (362,922)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           273,981,016   276,061,758

Cash                                                                  7,106,309

Interest receivable                                                   2,311,983

Receivable for shares of Common Stock subscribed                        549,000

Prepaid expenses                                                         37,173

                                                                    286,066,223
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            25,237

Payable for investment securities purchased                          17,803,600

Payable for futures variation margin--Note 4                             94,953

Accrued expenses                                                         55,518

                                                                     17,979,308
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      268,086,915
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     268,473,961

Accumulated undistributed investment income--net                        168,080

Accumulated net realized gain (loss) on investments                  (2,272,946)

Accumulated net unrealized appreciation
  (depreciation) on investments [including ($362,922)
  net unrealized (depreciation) on financial futures]                 1,717,820
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      268,086,915

NET ASSET VALUE PER SHARE

                                                         Investor  Institutional

                                                           Shares         Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         14,832,583   253,254,332

Shares Outstanding                                      7,421,316   126,813,197
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                2.00          2.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From November 15, 2001 (commencement of operations)

to July 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,876,337

EXPENSES:

Management fee--Note 3(a)                                              134,057

Legal fees                                                              42,044

Registration fees                                                       29,024

Auditing fees                                                           21,750

Custodian fees--Note 3(b)                                               12,784

Prospectus and shareholders' reports                                     9,415

Service fees (Investor Shares)--Note 3(b)                                9,132

Directors' fees and expenses--Note 3(c)                                  2,196

Shareholder servicing costs--Note 3(b)                                     395

Miscellaneous                                                            3,578

TOTAL EXPENSES                                                         264,375

Less--reduction in management fee
  due to undertaking--Note 3(a)                                       (121,186)

NET EXPENSES                                                           143,189

INVESTMENT INCOME--NET                                               2,733,148
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (314,512)

Net realized gain (loss) on financial futures                       (1,630,381)

NET REALIZED GAIN (LOSS)                                            (1,944,893)

Net unrealized appreciation (depreciation) on investments

  [including ($362,922) net unrealized (depreciation) on financial
futures]                                                             1,717,820

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (277,073)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,506,075

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From November 15, 2001 (commencement of operations)

to July 31, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                               2,733,148

Net realized gain (loss) on investments                             (1,944,893)

Net unrealized appreciation (depreciation) on investments            1,717,820

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS                                          2,506,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                                       (145,016)

Institutional Shares                                                (2,743,332)

TOTAL DIVIDENDS                                                     (2,888,348)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                                                     19,897,513

Institutional Shares                                               298,991,247

Dividends reinvested:

Investor Shares                                                        134,294

Institutional Shares                                                   749,707

Cost of shares redeemed:

Investor Shares                                                     (5,189,134)

Institutional Shares                                               (46,114,439)

INCREASE (DECREASE) IN NET ASSETS FROM

  CAPITAL STOCK TRANSACTIONS                                       268,469,188

TOTAL INCREASE (DECREASE) IN NET ASSETS                            268,086,915
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                      268,086,915

Undistributed investment income--net                                   168,080


--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                                          9,948,757

Shares issued for dividends reinvested                                  67,126

Shares redeemed                                                     (2,594,567)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        7,421,316
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                                        149,495,584

Shares issued for dividends reinvested                                 374,831

Shares redeemed                                                    (23,057,218)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      126,813,197

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period from November 15, 2001 (commencement of operations) to July 31, 2002. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

INVESTOR SHARES
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .05(a)

Net realized and unrealized gain
  (loss) on investments                                                 .01

Total from Investment Operations                                        .06

Distributions:

Dividends from investment income--net                                  (.06)

Net asset value, end of period                                         2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       2.82(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .45(c)

Ratio of net investment income

  to average net assets                                                3.71(c)

Decrease reflected in above expense ratio due

  to undertaking by The Dreyfus Corporation                             .44(c)

Portfolio Turnover Rate                                               98.01(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                14,833

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .06(a)

Net realized and unrealized gain
  (loss) on investments                                                  --

Total from Investment Operations                                        .06

Distributions:

Dividends from investment income--net                                  (.06)

Net asset value, end of period                                         2.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       3.00(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .20(c)

Ratio of net investment income

  to average net assets                                                4.10(c)

Decrease reflected in above expense ratio due

  to undertaking by The Dreyfus Corporation                             .17(c)

Portfolio Turnover Rate                                               98.01(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               253,254

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Yield Advantage Fund (the "fund" ) is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering four series, including the fund, which commenced operations on November 15, 2001. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital with minimal changes in share price. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Investment income, net of expenses (other than class specific expenses), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,300 during the period ended July 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends
daily   from   investment   income-net.   Such  dividends  are  paid
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At July 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $168,080 and unrealized appreciation $2,086,832. In addition, the fund had $2,635,843 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal period ended July 31, 2002 was as follows: ordinary income $2,888,348.

During the period ended July 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $323,280, decreased accumulated net realized gain (loss) on investments by $328,053 and increased paid-in capital by $4,773. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2002, the fund did not borrow under the line of credit.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from November 15, 2001 through July 31, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Service Plan fees and extraordinary expenses, exceed an annual rate of .20 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $121,186 during the period ended July 31, 2002.

(B) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's Investor Shares, for servicing shareholder accounts (" Servicing") and for advertising and marketing relating to the fund's Investor Shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institutional or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended July 31, 2002, Investor Shares were charged $9,132 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2002, the fund was charged $292 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2002, the fund was charged $12,784 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the
period   ended  July  31,  2002,  amounted  to  $341,569,989  and  $86,597,316, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents,  up  to  approximately  10%  of  the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2002, are set forth in the Statement of Financial Futures.

At July 31, 2002, the cost of investments for federal income tax purposes was $273,974,926; accordingly, accumulated net unrealized appreciation on investments was $2,086,832, consisting of $2,500,945 gross unrealized appreciation and $414,113 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Institutional Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Institutional Yield Advantage Fund (one of the series comprising Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from November 15, 2001 (commencement of operations) to July 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Yield Advantage Fund at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 15, 2001 to July 31, 2002, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

New York, New York

September 10, 2002



BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Lucy Wilson Benson (74)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Benson and Associates, consultants to business and government, President

* The Citizens Network for Foreign Affairs, Vice Chairman

* The International Executive Services Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                                --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Whitney I. Gerard (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of the New York City law firm of Chadbourne & Parke LLP.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Arthur A. Hartman (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barings Management) and New Russia Fund, Chairma

* Advisory Council to Barrings-Vostok

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

George L. Perry (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution Economist and Senior Fellow

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

CHARLES CARDONA, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

Director and Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, a division of the Distributor, and an officer of 12 investment companies (comprised of 16 portfolios) managed by the Manager. He is 45 years old, and has been an employee of the Manager since February 1981

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since March 1981.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Institutional Yield Advantage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  049AR0702

      Dreyfus Yield
      Advantage Fund

      ANNUAL REPORT July 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus Yield

                                                                 Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Yield Advantage Fund, covering the period from its inception on November 15, 2001 through the end of its annual reporting period on July 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Although the stock market' s volatility has dominated the financial headlines lately, bonds have generally continued to produce relatively attractive returns. Prices of bonds that are more interest-rate-sensitive, such as U.S. government securities, have generally rallied as investors pushed back their expectations of the timing of interest-rate hikes. On the other hand, the war on terrorism, instability in the Middle East and South Asia, and new disclosures of questionable accounting practices among U.S. corporations have generally hurt
bonds    that    are    credit    sensitive,    such   as   corporate   bonds.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so
far    in    2002,    should    improve    in    2003    and    2004.

Nonetheless, the short-term movements of stocks and bonds remain impossible to predict. In our view, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective and rational view of market fundamentals.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Yield Advantage Fund perform relative to its benchmark?

Between its inception on November 15, 2001 and the end of its annual reporting period on July 31, 2002, the fund achieved a total return of 3.01%.(1) In comparison, the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index, the fund's benchmark, achieved a total return of 2.29% between November 30, 2001 and July 31, 2002.(2)

The fund achieved strong total returns with a low level of price volatility during the reporting period. In fact, changes in the fund's net asset value were limited to variations of just $0.01 during the reporting period. We attribute the fund's good performance to its broadly diversified portfolio of high quality fixed-income securities.

What is the fund's investment approach?

The  fund  seeks  as  high  a  level of current income as is consistent with the preservation of capital, with minimal changes in share price. To pursue its goal, the fund invests only in investment-grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus. These securities may include U.S. government bonds and notes, corporate bonds,
asset-backed    securities    and    mortgage-related    securities.

To help reduce share price fluctuations, the fund seeks to keep the average effective duration -- a measure of sensitivity to changing interest rates -- of its overall portfolio at one year or less. Although we expect the fund's average effective duration and its average effective maturity -- the amount of time until the fund' s holdings mature or are redeemed, on average -- to follow one another closely, we may invest in securities with effective final maturities of
any    length.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing securities for the fund, we first analyze a multitude of factors in various fixed-income market sectors. We then decide how to allocate the fund's assets across these sectors and in which securities to invest.

What other factors influenced the fund's performance?

The fund generally benefited from lackluster economic conditions and their effects on short-term fixed-income securities during the reporting period. When the fund began operations in November 2001, the Federal Reserve Board (the " Fed" ) had already cut interest rates aggressively in the wake of a national recession and the September 11 terrorist attacks. An additional rate cut followed in December 2001, bringing the benchmark federal funds rate to its lowest level in 40 years. Although the Fed has so far refrained from reducing interest rates further in 2002, the U.S. economy generally has remained weak, recovering from the 2001 recession erratically which, at times, confused and concerned investors.

In this declining interest-rate, low inflation environment, the fund received what we believe were good returns from its holdings of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities, asset-backed securities and, to a lesser extent, high-grade corporate bonds. The uneven pace of the economic recovery, combined with a sharply declining stock market, created a "flight to quality" among investors, who drove up the prices of many short-term investment-grade securities.

The fund received what we believe were strong returns from its holdings of asset-backed securities during the reporting period. As their name implies, asset-backed securities are collateralized by assets such as home equity loans and credit card receivables. Real estate prices remained very strong throughout the reporting period, consumer spending was robust, defaults remained low and, therefore, asset-backed security prices rallied.

However, returns from the fund's corporate bond holdings were adversely affected by the accounting and management oversight scandals that have dominated
headlines    recently.    Although    the    fund    held    no

securities issued by WorldCom, Inc., Enron Corp., Global Crossing or other companies implicated in the scandals, the entire corporate sector suffered when investor sentiment turned negative. Fortunately, we avoided the brunt of the corporate sector's weakness by focusing intently on credit quality, which led us away from troubled industry groups, such as telecommunications and utilities,
and   toward  more  fiscally  sound  issuers,  including  insurance  companies, automobile  manufacturers,  aerospace  firms  and real estate investment trusts

What is the fund's current strategy?

We continue to focus on fixed-income securities that offer attractive yields while maintaining high credit quality. During the reporting period, the average credit rating of the fund' s holdings was single-A+, well within the investment-grade range. Also, as of July 31, 2002, the fund's average effective maturity was 1.18 years and its average effective duration was .580 years

We have recently seen evidence of further economic weakness, which suggests to us that the Fed is not likely to raise interest rates anytime soon. In fact, many analysts believe that the Fed may reduce rates further in an attempt to avoid a double-dip recession. We have continued our focus on credit quality, and we recently increased the fund's holdings of U.S. Treasury and government agency securities. Of course, we are prepared to change our strategies and the fund's composition as market conditions evolve.

August 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. TOTAL RETURN IS CALCULATED ON A MONTH-END BASIS.

                                                             The Fund

FUND PERFORMANCE

                                Salomon
                                Smith
                                Barney
                                1-Year
             Dreyfus            Treasury
             Yield              Benchmark-
PERIOD       Advantage          on-the-Run
             Fund               Index +

11/15/01     10,000             10,000
1/31/02      10,119             10,027
4/30/02      10,207             10,107
7/31/02      10,301             10,229


Comparison of change in value of $10,000 investment in Dreyfus Yield Advantage Fund and the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index
--------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 7/31/02

                                                       Inception      From
                                                         Date       Inception
--------------------------------------------------------------------------------

FUND                                                   11/15/01       3.01%

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS YIELD ADVANTAGE FUND ON 11/15/01 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE SALOMON SMITH BARNEY 1-YEAR TREASURY BENCHMARK-ON-THE-RUN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/01 IS USED AS THE BEGINNING VALUE ON 11/15/01. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES OF U.S. AND FOREIGN ISSUERS AND SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE MATURITY OF ONE YEAR OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD ON 1-YEAR U.S. TREASURY BILLS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

July 31, 2002

                                                                                              Principal
BONDS AND NOTES--93.8%                                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--3.0%

Airborne Freight,

   Notes, 8.875%, 2002                                                                        2,500,000                2,534,225

Boeing Capital,

   Medium-Term Notes, Ser. X, 6.7%, 2003                                                        700,000                  725,779

Litton Industries,

   Sr. Notes, 6.05%, 2003                                                                     2,055,000                2,094,088

Lockheed Martin,

   Notes, 6.75%, 2003                                                                         3,335,000                3,408,917

Raytheon,

   Sr. Notes, 7.9%, 2003                                                                      1,500,000                1,533,173

                                                                                                                      10,296,182

ASSET-BACKED CTFS.--2.3%

ACAS Business Loan Trust,

   Ser. 2002-1A, Cl. B, 3.34%, 2012                                                           2,700,000  (a,b)         2,700,000

NPF XII,

   Ser. 1999-1, Cl. A, 6.36%, 2005                                                            4,905,000  (a)           5,085,857

                                                                                                                       7,785,857

ASSET-BACKED CTFS./AUTO LOANS--.2%

BMW Vehicle Owner Trust,

   Ser. 2001-A, Cl. A2, 4.26%, 2003                                                              31,378                   31,467

Navistar Financial Owner Trust,

   Ser. 2001-A, Cl. B, 5.59%, 2008                                                              580,706                  604,169

                                                                                                                         635,636

ASSET-BACKED CTFS./CREDIT CARDS--1.4%

Fingerhut Master Trust,

   Ser. 1998-2, Cl. A, 6.23%, 2007                                                            1,000,000                1,022,739

MBNA Master Credit Card Trust,

   Ser. 1999-H, Cl. C, 7.45%, 2006                                                            3,500,000  (a)           3,728,594

                                                                                                                       4,751,333

ASSET-BACKED CTFS./EQUIPMENT--.4%

Xerox Equipment Lease Owner Trust,

   Ser. 2001-1, Cl. A, 3.839%, 2008                                                           1,278,902  (a,b)         1,283,098

ASSET-BACKED CTFS./HOME EQUITY LOANS--10.8%

AAMES Mortgage Trust,

   Ser. 1998-C, Cl. A2A, 5.912%, 2028                                                           859,571                  898,968

Advanta Mortgage Loan Trust:

   Ser. 1996-1, Cl. A6, 6.73%, 2023                                                              97,122                   98,298

   Ser. 2000-2, Cl. A2, 7.61%, 2015                                                             249,534                  251,013

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS (CONTINUED)

Chase Funding Loan Acquisition Trust,

   Ser. 2001-AD1, Cl. 1A2, 4.058%, 2017                                                       1,810,000                1,832,059

Chase Funding Mortgage Loan:

   Ser. 1999-2, Cl. IA2, 6.86%, 2024                                                            782,622                  808,188

   Ser. 2002-1, Cl. 1A2, 4.408%, 2017                                                         6,470,000                6,606,224

Centex Home Equity,

   Ser. 2001-B, Cl. A2, 5.35%, 2022                                                             180,000                  184,367

Conseco Finance Securitizations:

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             322,949                  330,288

   Ser. 2001-B, Cl. 2A1A, 6.428%, 2032                                                        5,431,313                5,726,656

   Ser. 2001-C, Cl. A3, 5.39%, 2025                                                           2,472,000                2,551,564

   Ser. 2001-D, Cl. A4, 5.53%, 2032                                                          11,000,000               11,419,346

EQCC Home Equity Loan Trust,

   Ser. 1998-1, Cl. A4F, 6.459%, 2021                                                           361,000                  368,342

Green Tree Home Improvement Loan,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                           284,121                  287,015

IMC Home Equity Loan Trust:

   Ser. 1997-5, Cl. A8, 7.14%, 2025                                                           2,250,000                2,349,376

   Ser. 1997-7, Cl. A5, 6.76%, 2020                                                              84,972                   85,553

Residential Funding Mortgage Securities II,

   Ser. 1998-HI2, Cl. A5, 6.81%, 2024                                                         3,140,000                3,342,206

                                                                                                                      37,139,463

ASSET-BACKED CTFS./MANUFACTURED HOUSING--.4%

Conseco Finance Securitizations,

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                            1,476,403                1,511,808

AUTOMOTIVE--3.8%

DaimlerChrysler N.A. Holding,

   Medium-Term Notes, Ser. C, 2.133%, 2003                                                    1,325,000  (b)           1,318,260

Ford Motor Credit:

   Notes, 6.625%, 2003                                                                          930,000                  952,957

   Notes, 7.5%, 2003                                                                          1,425,000                1,470,966

   Sr. Notes, 5.375%, 2002                                                                    1,415,000                1,420,985

GMAC:

   Medium-Term Notes, 6.38%, 2004                                                             4,000,000                4,117,656

   Notes, 7.125%, 2003                                                                        2,026,000                2,070,795

TRW,

   Sr. Notes, 6.625%, 2004                                                                    1,700,000                1,790,761

                                                                                                                      13,142,380


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

BANKING--1.4%

Capital One Bank,

   Sr. Notes, 6.375%, 2003                                                                      500,000                  472,048

MBNA,

   Medium-Term Notes, 6.15%, 2003                                                             4,160,000                4,303,924

                                                                                                                       4,775,972

BROKERAGE--.5%

Lehman Brothers Holdings,

   Notes, 6.625%, 2004                                                                        1,700,000                1,796,382

CABLE/MEDIA--.8%

Fox/Liberty Networks,

   Sr. Notes, 8.875%, 2007                                                                      865,000                  906,088

Turner Broadcasting,

   Sr. Notes, 7.4%, 2004                                                                      1,850,000                1,757,480

                                                                                                                       2,663,568

CHEMICALS--.5%

Dow Chemical,

   Notes, 5.25%, 2004                                                                         1,230,000                1,256,415

Union Carbide Chemicals,

   Gtd. Notes, 6.75%, 2003                                                                      500,000                  507,747

                                                                                                                       1,764,162

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.3%

Banc of America Large Loan:

   Ser. 2001-116A, Cl. C, 2.589%, 2025                                                          750,000  (a,b)           742,969

   Ser. 2002-FL1A, Cl. E, 3.24%, 2014                                                         2,370,000  (a,b)         2,370,000

Banc of America Structured Notes,

   Ser. 2002-1A, Cl. B, 2.632%, 2014                                                          2,200,000  (a,b)         2,004,442

COMM,

   Ser. 2000-FL2A, Cl. E, 2.829%, 2011                                                        4,479,000  (a,b)         4,475,407

CS First Boston Mortgage Securities:

   Ser. 1997-C2, Cl. A1, 6.4%, 2035                                                           1,057,706                1,097,025

   Ser. 2001-CK3, Cl. A1, 5.26%, 2034                                                           292,652                  304,442

   Ser. 2001-TFLA, Cl. G, 3.589%, 2011                                                        3,500,000  (a,b)         3,425,555

Morgan Stanley Dean Witter Capital I:

   Ser. 2001-XLF, Cl. F, 3.779%, 2013                                                         6,816,750  (a,b)         6,758,467

   Ser. 2002-HQ, Cl. A1, 4.59%, 2034                                                          3,905,440                4,015,579

Nationslink Funding,

   Ser. 1999-SL, Cl. A2, 6.096%, 2030                                                           100,511                  101,161

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Sasco Floating Rate Commerical Mortgage,

   Ser. 2000-C2, Cl. K, 3.59%, 2009                                                           1,449,240  (a,b)         1,448,787

Ventas Specialty l,

   Ser. 2001-VENA, Cl. D, 3.79%, 2012                                                         1,800,000  (a,b)         1,802,813

                                                                                                                      28,546,647

FINANCIAL SERVICES--2.1%

Caterpillar Financial Services,

   Medium-Term Notes, Ser. F, 7.59%, 2003                                                     3,400,000                3,618,447

Countrywide Home Loan,

   Gtd. Medium-Term Notes, Ser. E, 7.45%, 2003                                                  335,000                  352,506

International Lease Finance:

   Medium-Term Notes, Ser. J, 5.5%, 2003                                                        700,000                  722,460

   Notes, 8.375%, 2004                                                                          850,000                  940,289

Textron Financial:

   Medium-Term Notes, Ser. E, 2.087%, 2003                                                      667,000  (b)             664,041

   Notes, 2.24%, 2002                                                                         1,000,000  (b)           1,000,040

                                                                                                                       7,297,783

FOOD & BEVERAGES--1.1%

Safeway,

   Sr. Notes, 3.625%, 2003                                                                    1,500,000                1,517,136

Tyson Foods:

   Notes, 6%, 2003                                                                            1,360,000                1,375,388

   Notes, 6.625%, 2004                                                                          705,000                  742,729

                                                                                                                       3,635,253

HEALTH CARE--1.2%

American Home Products,

   Notes, 5.875%, 2004                                                                        1,575,000                1,614,249

United Healthcare,

   Sr. Notes, 2.5%, 2004                                                                      2,655,000  (a,b)         2,659,646

                                                                                                                       4,273,895

INSURANCE--1.4%

ACE INA Holdings,

   Gtd. Sr. Notes, 8.2%, 2004                                                                 2,040,000                2,219,192

MetLife,

   Notes, 6.3%, 2003                                                                            865,000  (a)             900,940

Nationwide Mutual,

   Notes, 6.5%, 2004                                                                          1,455,000  (a)           1,522,812

                                                                                                                       4,642,944

MACHINERY--.2%

Ingersoll-Rand,

   Notes, 6.875%, 2003                                                                          620,000                  633,318


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

OIL & GAS--1.2%

Conoco,

   Sr. Notes, 5.9%, 2004                                                                      2,305,000                2,414,188

K N Energy,

   Sr. Notes, 6.45%, 2003                                                                       930,000                  946,361

Tosco,

  First Mortgage,

   8.25%, 2003 (Gtd. By Bayway Refining)                                                        600,000                  624,809

                                                                                                                       3,985,358

PAPER & FOREST PRODUCTS--1.4%

International Paper:

   Notes, 6.125%, 2003                                                                        1,000,000                1,036,795

   Sr. Notes, 8%, 2003                                                                        1,930,000                2,018,645

Weyerhaeuser,

   Deb., 9.05%, 2003                                                                          1,535,000                1,576,410

                                                                                                                       4,631,850

RAILROADS--.8%

Norfolk Southern,

   Sr. Notes, 2.43%, 2003                                                                     2,715,000  (b)           2,718,141

REAL ESTATE INVESTMENT TRUSTS--13.1%

CarrAmerica Realty,

   Gtd. Notes, 7.2%, 2004                                                                     1,250,000                1,325,816

Developers Diversified Realty,

   Medium-Term Notes, 6.84%, 2004                                                             6,620,000                6,991,170

EOP Operating:

   Notes, 6.5%, 2004                                                                            855,000                  888,763

   Notes, 7.375%, 2003                                                                        1,500,000                1,572,300

Evans Withycombe Residential,

   Notes, 7.5%, 2004                                                                          2,228,000                2,367,972

Federal Realty Investment Trust,

   Medium-Term Notes, 6.74%, 2004                                                             5,675,000                5,954,199

Highwoods Realty,

   Notes, 8%, 2003                                                                            3,400,000                3,555,584

Mack-Cali Realty,

   Notes, 7%, 2004                                                                            4,080,000                4,290,985

Post Apartment Homes,

   Notes, 7.25%, 2003                                                                         1,400,000                1,449,844

ProLogis Trust:

   Sr. Notes, 6.7%, 2004                                                                      3,647,000                3,816,367

   Sr. Notes, 7%, 2003                                                                          175,000                  181,384

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

Simon DeBartolo Group:

   Gtd. Notes, 6.75%, 2004                                                                    2,020,000                2,134,387

   Notes, 6.625%, 2003                                                                          900,000                  925,677

Spieker Properties:

   Notes, 6.8%, 2004                                                                          1,000,000                1,050,103

   Notes, 6.9%, 2004                                                                          1,475,000                1,544,099

Summit Properties,

   Sr. Notes, 6.625%, 2003                                                                      800,000                  830,240

United Dominion Realty Trust,

   Medium-Term Notes, Ser. B, 7.67%, 2004                                                     5,720,000                5,963,552

                                                                                                                      44,842,442

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--11.3%

Countrywide Mortgage Backed Securities,

   Ser. 1994-H, Cl. B1, 6.75%, 2024                                                             797,773                  818,886

Norwest Asset Securities,

   Ser. 1999-11, Cl. A17, 6.75%, 2029                                                         4,658,185                4,758,453

Residential Accredit Loans,

   Ser. 2002-QS5, Cl. A1, 6%, 2032                                                            7,326,503                7,592,088

Residential Asset Mortgage Products:

   Ser. 2002-RZ2, Cl. A2, 4.35%, 2024                                                         7,000,000                7,131,250

   Ser. 2002-SL1, Cl. AI1, 7%, 2032                                                           3,802,119                3,929,252

Residential Funding Mortgage Securities I,

   Ser. 2001-S13, Cl. A1, 6.5%, 2016                                                          3,268,024                3,420,830

Washington Mutual Mortgage Securities:

   Ser. 2002-AR4, Cl. A4, 5.039%, 2032                                                        4,000,000                4,107,174

   Ser. 2002-AR7, Cl. A1B, 5.51%, 2032                                                        6,750,554                6,866,579

                                                                                                                      38,624,512

RETAIL--1.5%

Federated Department Stores,

   Sr. Notes, 8.5%, 2003                                                                      1,669,000                1,741,620

Sears Roebuck Acceptance:

   Medium-Term Notes, Ser. III, 7.26%, 4/21/2003                                              1,000,000                1,033,901

   Medium-Term Notes, Ser. IV, 6.71%, 9/17/2003                                               1,400,000                1,458,878

   Notes, 6.25%, 2004                                                                           838,000                  873,908

                                                                                                                       5,108,307

TELECOMMUNICATION--2.1%

Cox Communications,

   Notes, 2.62%, 2012                                                                         5,645,000  (b)           5,620,004

TCI Communications,

   Sr. Notes, 6.375%, 2003                                                                    1,650,000                1,635,203

                                                                                                                       7,255,207


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL--.4%

Jones Apparel,

   Sr. Notes, 7.5%, 2004                                                                      1,290,000                1,381,505

TOBACCO--.9%

Philip Morris Cos.,

   Notes, 6.8%, 2003                                                                          1,462,000                1,532,397

R.J. Reynolds Tobacco Holdings,

   Gtd. Notes, 7.375%, 2003                                                                   1,670,000                1,715,995

                                                                                                                       3,248,392

U.S. GOVERNMENT AGENCIES--4.6%

Federal National Mortgage Association:

   Notes, 3.55%, 5/28/2004                                                                    3,000,000                3,042,120

   Notes, 3.75%, 5/12/2004                                                                    4,400,000                4,465,534

   Notes, 3.9%, 4/29/2004                                                                     8,000,000                8,122,176

                                                                                                                      15,629,830

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--16.0%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 1492, Cl. H, 6.65%, 9/15/2021                                                         18,258                   18,246

      Ser. 1798, Cl. G, 6.5%, 11/15/2023                                                      1,007,241                1,020,577

      Ser. 2141, Cl. C, 6.6%, 3/15/2029                                                       3,024,908                3,108,358

      Ser. 2301, Cl. G, 6%, 12/15/2012                                                          199,811                  203,840

      Ser. 2386, Cl. QA, 5.25%, 3/15/2018                                                     2,305,341                2,386,678

      Ser. 2416, Cl. PB, 5.5%, 8/15/2012                                                      1,879,450                1,954,922

      Ser. 2458, Cl. PA, 5.5%, 10/15/2017                                                     4,078,541                4,214,917

Federal National Mortgage Association:

  Grantor Trust,

      Ser. 1999-T1, Cl. A6, 6%, 1/25/2039                                                     3,600,000                3,669,188

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1994-36, Cl. U, 6.5%, 2/25/2024                                                    1,669,840                1,674,816

      Ser. 2001-12, Cl. CS, 6.5%, 6/25/2027                                                     764,940                  778,449

      Ser. 2002-27, Cl. OJ, 5.5%, 8/25/2020                                                   4,297,713                4,432,361

   Whole Loan,

      Ser. 2001-W2, Cl. AF3, 5.258%, 5/25/2029                                                6,000,000                6,199,920

Government National Mortgage Association:

   Ser. 2002-7, Cl. PQ, 5.5%, 6/20/2025                                                      10,000,000               10,331,250

   Ser. 2002-29, Cl. GA, 6%, 1/20/2029                                                        8,000,000                8,321,069

   Ser. 2002-47, Cl. PK, 5.5%, 7/20/2023                                                      6,125,000                6,339,375

                                                                                                                      54,653,966

UTILITIES/GAS & ELECTRIC--.7%

Dominion Resources,

   Notes, 3.875%, 2004                                                                          600,000                  599,755

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

UTILITIES/GAS & ELECTRIC (CONTINUED)

Niagara Mohawk Power,

   First Mortgage, 7.375%, 2003                                                               1,345,000                1,403,584

TXU Gas,

   Notes, 7.625%, 2012                                                                          500,000                  504,060

                                                                                                                       2,507,399

TOTAL BONDS AND NOTES

   (cost $318,513,795)                                                                                               321,162,590
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--10.8%
--------------------------------------------------------------------------------

COMMERCIAL PAPER--2.8%

BMW U.S. Capital,

   1.81%, 8/1/2002                                                                            4,000,000                4,000,000

San Paolo IMI,

   1.83%, 8/1/2002                                                                            5,480,000                5,480,000

                                                                                                                       9,480,000

FLOATING RATE NOTES--.1%

MBNA America Bank,

   3.629%, 12/18/2002                                                                           400,000                  400,000

U.S. TREASURY BILLS--7.9%

   1.67%, 9/5/2002                                                                            3,425,000                3,419,520

   1.69%, 8/1/2002                                                                           23,100,000               23,100,000

   1.77%, 11/29/2002                                                                            720,000  (c)             716,083

                                                                                                                      27,235,603

TOTAL SHORT-TERM INVESTMENTS

   (cost $37,114,945)                                                                                                 37,115,603
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $355,628,740)                                                             104.6%             358,278,193

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (4.6%)            (15,779,117)

NET ASSETS                                                                                        100.0%             342,499,076

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2002,
THESE SECURITIES AMOUNTED TO $40,909,387 OR 11.9% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

July 31, 2002

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                     (Depreciation)
                                              Contracts            Contracts ($)                Expiration        at 7/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                          102              21,727,594              September 2002               (34,437)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           355,628,740   358,278,193

Cash                                                                  2,018,584

Receivable for shares of Common Stock subscribed                      4,719,128

Interest receivable                                                   2,931,530

Prepaid expenses                                                         30,855

                                                                    367,978,290
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           162,834

Payable for investment securities purchased                          23,807,809

Payable for shares of Common Stock redeemed                           1,394,870

Payable for futures variation margin--Note 4                             44,000

Accrued expenses                                                         69,701

                                                                     25,479,214
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      342,499,076
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     342,902,726

Accumulated net realized gain (loss) on investments                  (3,018,666)

Accumulated net unrealized appreciation
  (depreciation) on investments [including ($34,437)
  net unrealized (depreciation) on financial futures]                 2,615,016
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      342,499,076
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)     170,659,421

NET ASSET VALUE, offering and redemption price per share ($)               2.01

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From November 15, 2001 (commencement of operations) to July 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,784,511

EXPENSES:

Management fee--Note 3(a)                                              459,030

Shareholder servicing costs--Note 3(b)                                 245,783

Legal fees                                                              42,504

Registration fees                                                       41,412

Auditing fees                                                           22,071

Custodian fees--Note 3(b)                                               16,016

Prospectus and shareholders' reports                                     9,331

Directors' fees and expenses--Note 3(c)                                  2,565

Miscellaneous                                                            2,697

TOTAL EXPENSES                                                         841,409

Less--reduction in management fee
  due to undertaking--Note 3(a)                                       (152,864)

NET EXPENSES                                                           688,545

INVESTMENT INCOME--NET                                               3,095,966
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,033,132)

Net realized gain (loss) on financial futures                       (1,782,327)

NET REALIZED GAIN (LOSS)                                            (2,815,459)

Net unrealized appreciation (depreciation) on investments

  [including ($34,437) net unrealized (depreciation) on financial
futures]                                                             2,615,016

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (200,443)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,895,523

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From November 15, 2001 (commencement of operations) to July 31, 2002

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                               3,095,966

Net realized gain (loss) on investments                             (2,815,459)

Net unrealized appreciation (depreciation) on investments            2,615,016

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      2,895,523
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                              (3,311,438)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                      384,868,207

Dividends reinvested                                                 3,059,147

Cost of shares redeemed                                            (45,012,363)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS  342,914,991

TOTAL INCREASE (DECREASE) IN NET ASSETS                            342,499,076
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                      342,499,076
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                        191,539,280

Shares issued for dividends reinvested                               1,522,625

Shares redeemed                                                    (22,402,484)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      170,659,421

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from November 15, 2001 (commencement of operations) to July 31, 2002. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   2.00

Investment Operations:

Investment income--net                                                  .05(a)

Net realized and unrealized

  gain (loss) on investments                                            .01

Total from Investment Operations                                        .06

Distributions:

Dividends from investment income--net                                  (.05)

Net asset value, end of period                                         2.01
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       3.01(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .75(c)

Ratio of net investment income

  to average net assets                                                3.37(c)

Decrease reflected in above expense ratio

  due to undertaking by The Dreyfus Corporation                         .17(c)

Portfolio Turnover Rate                                               96.09(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               342,499

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Yield Advantage Fund (the "fund") is a separate non-diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund, which commenced operations on November 15, 2001. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital, with minimal changes in share price. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a direct subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained
by    the    Service    from    dealers

in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At July 31, 2002, the components of accumulated earnings on a tax basis were as follows; unrealized appreciation $2,661,619. In addition, the fund had $3,052,522 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal period ended July 31, 2002 was as follows: ordinary income $3,311,438.

During the period ended July 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $215,472, decreased accumulated net realized gain (loss) on investments by $203,207 and decreased paid-in capital by $12,265. Net assets were not affected by this reclassification.

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 15, 2001 through July 31, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate expenses, exclusive of taxes,
brokerage    fees,

interest on borrowings and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $152,864 during the period ended July 31, 2002.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2002, the fund was charged $229,515 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2002, the fund was charged $13,496 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2002, the fund was charged $16,016 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended July 31, 2002, amounted to $435,534,970 and $115,745,531, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2002, are set forth in the Statement of Financial Futures.

At July 31, 2002, the cost of investments for federal income tax purposes was $355,616,574; accordingly, accumulated net unrealized appreciation on investments was $2,661,619, consisting of $3,043,907 gross unrealized appreciation and $382,288 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Yield Advantage Fund (one of the series comprising Dreyfus Investment Grade Bond Funds, Inc.), as of July 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the period from November 15, 2001 (commencement of operations) to July 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Yield Advantage Fund at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 15, 2001 to July 31, 2002, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

New York, New York

September 10, 2002

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

Lucy Wilson Benson (74)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Benson and Associates, consultants to business and government, President

* The Citizens Network for Foreign Affairs, Vice Chairman

* The International Executive Services Corps., Director

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* A member of the council of foreign relations

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 35

                                --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

Whitney I. Gerard (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of the New York City law firm of Chadbourne & Parke LLP.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16


Arthur A. Hartman (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* First NIS Regional Fund (ING/Barings Management) and New Russia Fund, Chairma

* Advisory Council to Barrings-Vostok

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Ford Meter Box Corporation, Board Member

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

George L. Perry (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Brookings Institution Economist and Senior Fellow

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 16

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of 18 investment companies (comprised of 75 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since March 1981.


                     For More Information

                        Dreyfus Yield Advantage Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  056AR0702